                                                                   EXHIBIT 10.19


                          PURCHASE AND SALE AGREEMENT


         This Purchase and Sale Agreement (hereinafter called "this Agreement") is made and entered into this 7th day of May, 1996, between INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL CORPORATION, a Delaware corporation (hereinafter called "Seller"), and PRIMEENERGY CORPORATION, a Delaware corporation (hereinafter called "Buyer"), with reference to the following circumstances:

         Certain properties (the "Foreclosure Properties") are currently subject to a Notice of Substitute Trustee's Sale (the "Sale"), a copy of which is attached hereto.

         Seller has entered into a Compromise and Settlement Agreement (the "Settlement Agreement") with Saratoga Resources, Inc., a Texas corporation ("Saratoga Texas"), Saratoga Resources, Inc., a Delaware corporation ("Saratoga Delaware"), LOBO Energy, Inc., a Texas Corporation ("LEI") and LOBO Operating, Inc., a Texas corporation ("LOI") (the "Saratoga Companies") pursuant to which the Saratoga Companies have agreed to not enjoin, restrain or otherwise prevent the sale and, in the event that the Seller acquires the property at the sale, to deliver to Seller, or to Buyer as Seller's transferee various documents confirming the transfer, or transferring, properties and assets as more particularly described in Exhibit A thereto, which include, but are not limited to, the Foreclosure Properties, (the Foreclosure Properties and such other assets, interests, and properties to be conveyed pursuant to the Settlement Agreement herein collectively called the "Interests").

         In the event that Seller acquires the Foreclosure Properties, Seller desires to sell and Buyer desires to purchase, all of Seller's right, title, estate and interest in and to Interests, including the Foreclosure Properties, subject to the satisfaction of the conditions precedent set forth in this Agreement.

         In consideration of the foregoing premises, the following terms, agreements, covenants, and conditions, and for the purpose of prescribing the terms and conditions of the purchase and sale of the Interests, Seller and Buyer agree as follows:

         Section 1. Sale of Interests; Purchase Price; Agreed Value. At the closing provided for at Section 2 of this Agreement (hereinafter called the "Closing"), Seller, subject to the terms and conditions of this Agreement, will sell, convey, and deliver the Foreclosure Properties and the other Interests to Buyer, and Buyer will purchase and accept delivery of the Foreclosure Properties and the other Interests from Seller, for Seven Million One Hundred Eighty Thousand Dollars ($7,180,000) (hereinafter called the "Base Price"), subject to the adjustments made in connection with the allocation of revenues and expenses among Seller and Buyer as a result of the deemed "Effective Date" considerations all as more particularly described at Section 2 of this

Agreement, and in further consideration of Buyer's execution and delivery at the Closing (or promptly thereafter) of that certain Conveyance of Production Payment and Net Profit Overriding Royalty Interest (hereinafter called the "Conveyance") from Buyer, as grantor, to Seller (hereinafter called the "Purchase Price").

         Section 2. Closing; Effective Date Allocation. The purchase and sale of the Interests shall be held and consummated promptly following the acquisition of the Foreclosure Properties, and contemporaneously with the delivery of documents under the Settlement Agreement (hereinafter called the "Closing Date"). In the event that Seller does not acquire the Foreclosure Properties at the sale and the other Interests pursuant to the Settlement Agreement, this Agreement will terminate. The purchase and sale of the Interests shall be effective for purposes of adjustment to the purchase price as of January 1, 1996 (the "Effective Date"). The computation of the adjustments shall be made as if Seller had owned the Interests on the Effective Date even though the Interests are acquired by Seller on the Closing Date. All revenues, proceeds, receipts, and income ("Revenues") attributable to production from the Wells and the sale of the Properties prior to the Effective Date shall belong to Seller. Conversely, all Revenues attributable to production from the Wells, the sale of the Properties or otherwise attributable to the Interests on or after the Effective Date, including, without limitation, all production of oil, gas, and other hydrocarbons attributable to the Interests which was in tanks, storage containers, or other facilities ("Production") on or after the Effective Date awaiting delivery to the purchaser of same, shall belong to Buyer. All joint interest billings related to the use or operation of the Interests prior to the Effective Date ("Expenses") shall be the sole obligation of Seller. Conversely, all joint interest billings related to the use or operation of the Interests on or after the Effective Date shall be the sole obligation of Buyer; provided, however, that Seller shall be solely responsible for each Expense incurred on or after the Effective Date which is payable to any person or entity (other than an unrelated third party or parties for services performed or materials furnished with respect to the use, ownership or operation of the Interests from and after the Effective Date, but prior to the Closing Date) if Seller has not delivered an itemized documentation of such Expense to Buyer before the Closing Date.
Any party hereto that owes a sum of money to the other party hereto pursuant to the terms of this Agreement shall promptly pay to the other party such sum. In no event will the aggregate adjustment to the Base Price for the amount payable by Seller under this Section 2 exceed $372,000, such adjustment will be calculated in accordance with Exhibit B.

         Section 3. Indemnity. PrimeEnergy hereby agrees to indemnify, defend and hold harmless, ING from and against any loss, expense, liability, claims, damage, penalties, fines, actions judgments, settlements or disbursements arising out of or based upon ING's ownership of any of the Interests.

         Section 4. Representations and Warranties of Seller. Seller represents and warrants to Buyer as of the date hereof, and Seller will represent and warrant to Buyer as of the Closing Date, as follows:

                 (a) Organization; Qualification; Authorization. Seller is and until the date of Closing shall continue to be a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. This Agreement constitutes the valid and binding agreement of Seller enforceable against Seller in accordance with its terms. All requisite corporate action necessary to close the transactions contemplated by this Agreement has been taken by Seller, and Seller has obtained all requisite consents and authorizations necessary to close such transactions.

         Section 5. Representations and Warranties of Buyer. Buyer represents and warrants to Seller as of the date hereof, and Buyer will represent and warrant to Seller on the Closing Date, as follows:

                 (a) Organization; Qualification; Agreement Authorized and Valid. Buyer is and until the Closing Date shall continue to be a corporation validly existing and in good standing under the laws of the state of its incorporation. This Agreement has been duly authorized, executed and delivered by Buyer, and all instruments required hereunder to be delivered by Buyer at the Closing shall be duly authorized, executed and delivered by Buyer. All requisite corporate action by Buyer necessary to close the transactions contemplated by this Agreement has been taken. This Agreement constitutes the valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms.

                 (b) Brokers and Finders. Buyer has incurred no liability, contingent or otherwise, for broker's or finder's fees with respect to this transaction for which Seller shall have any responsibility whatsoever.

         Section 6. Independent Investigation. Buyer acknowledges that in entering into this Agreement and consummating the transactions contemplated hereby that it has conducted or it will conduct an independent investigation and evaluation of the Interests, and that Buyer's decision to consummate the purchase of the Interests are based solely upon Buyer's independent investigation and evaluation of the Interests.

         Section 7. Further Assurances. Upon delivery of the Purchase Price by Buyer to Seller and subject to the terms of this Agreement, Seller shall convey all of Seller's right, title and interest including lien rights, if any, in the Foreclosure Property to Buyer at the Closing by delivering to Buyer a fully and properly executed and acknowledged Conveyance in the form attached hereto as Exhibit C. In addition and from time to time (whether at or after Closing), as and when reasonably requested by Buyer or its successors or assigns, Seller will execute, acknowledge and deliver all such additional deeds, releases, assignments, division orders, transfer orders, letters in lieu of transfer orders, bills of sale, instruments, files, records, documents and books in Seller's possession or under Seller's control, and take such other action as Buyer may reasonably deem necessary or desirable in order to more effectively convey and transfer to Buyer the Interests, and Seller will assist Buyer in the collection or reduction to possession of the Interests.

         Section 8. Conditions to Obligations of Buyer. The obligation of Buyer to consummate the transactions provided for in this Agreement for Buyer's consummation shall be subject to the satisfaction of each of the following conditions as of the Closing Date, subject to the right of Buyer to waive any one or more of such conditions:

                 (a) Opinion of Counsel. Counsel of the Saratoga Companies shall have furnished Seller and Buyer such counsel's written opinion (in form and substance satisfactory to Seller and Buyer) in the form attached to the Settlement Agreement.

                 (b) Performance of This Agreement. Seller shall have had its bid accepted as the highest bid pursuant to the Sale and receive a duly executed and acknowledged Substitute Trustee Deed covering the Foreclosure Properties.

                 (c) No Litigation. No suit, action, proceeding, investigation, injunction, inquiry or request for information by any governmental body or authority, or private party shall have been instituted or threatened which questions or reasonably appears to portend subsequent questioning of the validity or legality of this Agreement or the transactions contemplated by this Agreement.

                 (d) Settlement Agreement. The Saratoga Parties and ING shall have entered into the Settlement Agreement and the Saratoga Parties shall have delivered to Buyer the Sale Documents contemplated thereby.

                 (e) ING Release. Seller shall have secured and deliver to Buyer at the Closing a properly executed and acknowledged assignment in recordable form of the liens, security interests, and assignments of production upon the Interests arising from Sellers' mortgages, deeds of trust and other lien instruments with ING, with respect to any interest not discharged by the Sale, which shall be in a form satisfactory to Buyer.

                 (f) Seller/ING Mutual Release. Seller, ING and Buyer shall have delivered one to the other at the Closing a properly executed mutual release of claims in a form satisfactory to Buyer.

                 (g) Operations. Buyer, in its good faith judgment, shall have received the requisite number of agreements and approvals, in form and substance satisfactory to Buyer, from non-operating working interest participants in the Saratoga Operated Wells to ensure that Buyer will succeed Saratoga as the duly designated and appointed operator of the Saratoga Operated Wells from and after the Closing.

                 (h) Other Agreements. Buyer shall have received (i) a properly executed resignation and assignment, in form and substance satisfactory to Buyer, from LOI resigning as operator of the LOI Operated Wells and transferring all interest in such operations to Buyer, (ii) a properly executed Shareholders' Agreement, in form and substance satisfactory to Buyer, from

Thomas F. Cooke, Joseph T. Kaminski and Randall F. Dryer to Buyer, and (iii) a properly executed acknowledgment, representation and warranty from Saratoga Delaware that it has no right, title, interest or claim in and to any asset or property included within the Interests, whether or not such asset or property is set forth at Exhibit A attached hereto.

         Section 9. Conditions to Obligations of Seller. The obligations of Seller to consummate the transactions provided for in this Agreement for Seller's consummation shall be subject to the satisfaction of each of the following conditions as of the Closing Date, subject to the right of Seller to waive any one or more of such conditions:

                 (a) Representations and Warranties of Buyer. The representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects.

                 (b) Performance of This Agreement. Buyer shall have duly performed or complied with all material obligations to be performed or complied with by Buyer under the terms of this Agreement on or prior to the Closing Date.

                 (c) No Litigation. No suit or action, investigation, inquiry or request for information by any government body or authority, or private party shall have been instituted or threatened which questions or reasonably appears to portend subsequent questioning of the validity or legality of this Agreement or the transactions contemplated by this Agreement.

         Section 10. Termination. Anything in this Agreement to the contrary notwithstanding, this Agreement may be terminated by either of the parties on the Closing Date if any of the conditions precedent to such party's obligations at Closing have not been satisfied or waived on or prior to the Closing Date. Such termination shall be without waiver of and shall not be construed to limit the legal or equitable remedies of the terminating party.

         Section 11. Expenses; Sales Taxes. Except as otherwise provided in this Agreement, each party hereto will bear and pay its own expenses of negotiating and consummating the transactions contemplated by this Agreement. Buyer shall be responsible for remitting to the applicable governmental taxing authority all sales taxes resulting from the sale contemplated by this Agreement. Such taxes shall be Buyer's sole responsibility. Seller and Buyer shall cooperate with one another with respect to the timely filing of a sales tax return or other filings, if required by applicable law, with all applicable governmental authorities.

         Section 12. DTPA WAIVER. AS RESPECTS ANY AND ALL INTERESTS SITUATED IN THE STATE OF TEXAS, BUYER HEREBY WAIVES THE PROVISIONS OF THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT, CHAPTER 17, SUBCHAPTER E, SECTIONS 17.41-17.63 INCLUSIVE, TEXAS BUSINESS AND COMMERCE CODE, EXCEPT
SECTION 17.555, WHICH IS NOT WAIVED. IN ORDER TO EVIDENCE ITS ABILITY TO GRANT SUCH WAIVER AND TO ESTABLISH BUYER'S SOPHISTICATION AS A PURCHASER OF OIL AND GAS

PROPERTIES, BUYER HEREBY REPRESENTS AND WARRANTS TO SELLER THAT BUYER (A) IS IN THE BUSINESS OF SEEKING OR ACQUIRING, BY PURCHASE OR LEASE, MINERALS, GOODS OR SERVICES FOR COMMERCIAL OR BUSINESS USE, (B) HAS ASSETS OF $1,000,000 OR MORE ACCORDING TO BUYER'S MOST RECENT FINANCIAL STATEMENT PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, (C) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTIONS CONTEMPLATED HEREBY, (D) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION, (E) IS AN EXPERIENCED AND KNOWLEDGEABLE INVESTOR IN THE OIL AND GAS BUSINESS AND IS CAPABLE OF INDEPENDENTLY EVALUATING THE MERITS AND RISKS OF THE INVESTMENT CONTEMPLATED BY THE AGREEMENT, (F) HAS ENGAGED OR EMPLOYED THE SERVICES OF INDEPENDENT COUNSEL AND PROFESSIONALS TO ADVISE IT AS IT DEEMS NECESSARY IN CONNECTION WITH THIS AGREEMENT, (G) HAS MADE ITS OWN ASSUMPTIONS REGARDING THE RECOVERABILITY, QUANTITY, VALUE AND PRICES OF THE OIL AND GAS RESERVES INCLUDED IN THE INTERESTS, (H) IS PURCHASING THE INTERESTS IN THE ORDINARY COURSE OF ITS BUSINESS FOR INVESTMENT PURPOSES AND NOT FOR PURPOSES OF FURTHER RESALE, DISTRIBUTION OR TRANSFER IN VIOLATION OF THE SECURITIES ACT OF 1933 OR THE RULES AND REGULATIONS THEREUNDER OR [ANY OTHER APPLICABLE SECURITIES LAWS OF THE UNITED STATES OR ANY APPLICABLE STATE BLUE SKY LAWS AND (I) HAS THE FUNDS AND FINANCIAL CAPABILITY TO DELIVER TO SELLER THE PURCHASE PRICE AT THE CLOSING.

         Section 13. Notices. All communications required or permitted under this Agreement shall be in writing and any communication or delivery hereunder shall be deemed to have been duly made if actually delivered, or if mailed by registered or certified mail, postage prepaid, addressed as set forth below, shall be deemed to have been duly made on the date received. Either party may, by written notice so delivered to the other, change the address to which delivery shall thereafter be made.





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
                 (a)      Notices to Seller:

                          Internationale Nederlanden (U.S.)
                                  Capital Corporation
                          135 East 57th Street
                          New York, New York 10022-1500

                          Attn:  Peter Y. Clinton

                 (b)      Notices to Buyer:

                          PrimeEnergy Corporation
                          1 Landmark Square, 11th Floor
                          Stamford, Connecticut  06901

                          Attn:  Charles E. Drimal, Jr., President

         Section 14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Buyer may not assign all or any portion of its rights or obligations under this Agreement without Seller's prior written consent thereto.

         Section 15. Counterparts. This Agreement may be executed in any number of counterparts, which taken together shall constitute one and the same instrument and each of which shall be considered an original for all purposes.

         Section 16. Expenses; Attorneys' Fees. Except as otherwise provided in this Agreement, each party hereto will bear and pay its own expenses of negotiating and consummating the transactions contemplated by this Agreement. The prevailing party in any lawsuit or litigation concerning the construction or interpretation of this Agreement or the breach by the other party of any provision of this Agreement shall be entitled to such party's reasonable attorneys' fees and court costs.

         Section 17. Headings. The headings contained in this Agreement are for convenient reference only and shall not in any way affect the meaning or interpretation of this Agreement.

         Section 18. Superseding Effect. This Agreement supersedes any prior agreement and understanding between the parties with respect to the subject matter of this Agreement.

         Section 19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts made and performed entirely therein.

         Section 20. Waivers. No party's rights under this Agreement will be deemed waived except by a writing signed by such party. Without limitation, the occurrence of the Closing shall not be deemed a waiver of any party's 'rights except its right to refuse to close.

         Section 21. Exhibits and Schedules. The exhibits and schedules referred to herein are attached hereto and by this reference made a part hereof.

         Section 22. Announcements. Seller and Buyer shall consult with each other with regard to all press releases and other announcements issued on or prior to the Closing Date concerning this Agreement or the transactions contemplated by this Agreement and, except as may be required by applicable laws or the applicable rules and regulations of any governmental body or stock exchange, neither Buyer nor Seller shall issue any such press release or other publicity without the prior written consent of the other party.

         Section 23. Partial Invalidity. In the event any provision of this Agreement is determined to be invalid or unenforceable, then the remainder of this Agreement shall not be affected thereby.

         Section 24. Specific Performance. In addition to all other remedies, at law or in equity, to which either party may be entitled, Seller and Buyer shall each be entitled to specific performance of this Agreement, because the remedies provided at law for any breach of this Agreement are inadequate and damages in respect of any such breach will be difficult or impossible to determine.

         IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed by an officer thereunto duly authorized as of the day and year first above written.

                                        "SELLER"

                                        INTERNATIONAL NEDERLANDEN (U.S.)
                                        CAPITAL CORPORATION, a Delaware
                                        corporation

ATTEST:

                                        By:
- ----------------------------               -----------------------------------
Assistant Secretary                          Peter Y. Clinton
                                             Vice President

                                        "BUYER"

                                        PRIMEENERGY CORPORATION

ATTEST:

                                        By:
- ----------------------------               -----------------------------------
Secretary                                    Charles E. Drimal, Jr.
                                             President

                                  EXHIBIT "A"




ATTACHED TO AND MADE A PART OF THAT CERTAIN ASSIGNMENT, CONVEYANCE AND BILL OF SALE DATED MAY 7, 1996, BETWEEN SARATOGA RESOURCES, INC., A TEXAS CORPORATION, LOBO ENERGY, INC., LOBO OPERATING, INC. AS "ASSIGNORS AND PRIMEENERGY CORPORATION AS "ASSIGNEE".


SEGNO FIELD


SARAH F. WING NOS. 1, 15, 16, 25, 29, 30, 31, 37, 39, 35, 57, 18, 3, 32, 38,
40, 41, 44, 45-L, 45-U, 47, 48, 53, 60, 62, 65-U, 69, 70, 71, 72, 78, 79, 8,
80YF, 8YD, 8YF, 24, 65-L, 29, 76, 80, 80YD &  54

An undivided one hundred percent (100%) percent Working Interest equal to an undivided seventeen (17%) percent Net Revenue Interest in and to that certain Oil, Gas and Mineral Lease and leasehold estate, all oil and gas wells, salt water disposal wells, injection wells, and other wells and the fee interest known as "SEGNO Campsite", exclusive of the reservation pertaining to the SEGNO Campsite, with all of such properties and reservations described in Assignment and Bill of Sale dated March 30, 1992 by and between Chevron U.S.A., Inc. and Lobo Resources, Ltd., said Assignment of record in Vol. 841, pages 565 et seq., Official Records of Polk County, Texas, and in the Official Records of Hardin County, Texas, with reference to such Assignment and Exhibits and its recording for a more particular description of properties of Lobo Resources, Ltd. Said properties hereinabove described are subject to that certain Conveyance of Overriding Royalty Interest between Lobo Resources, Ltd. and Morgan Guaranty Trust of New York, as Trustee, effective February 2, 1992 as recorded in Volume 841, Page 578, of the Official Records, Polk County, Texas. Recorded in Volume 943, Page 216, of the Official Records, Hardin County, Texas. Said properties hereinabove described are also subject to that certain unrecorded Ancillary Agreement, between Lobo Resources, Ltd. and Morgan Guaranty Trust Company of New York, as Trustee, effective February 2, 1992, that certain unrecorded Assumption Agreement dated February 16, 1994, by and between Lobo Energy, Inc., a Texas corporation, ("Successor Assignor"), Lobo Resources, Ltd., a Texas limited partnership ("Assignor"), and Morgan Guaranty Trust Company of New York, as Trustee; and subject to that certain unrecorded Ancillary Agreement dated effective October, 1994 by and between Lobo Energy, Inc., a Texas corporation and Morgan Guaranty Trust Company of New York, as Trustee; and subject to that certain Conveyance of Overriding Royalty Interest dated effective October, 1994 by and between Lobo Energy, Inc., a Texas corporation ("Assignor") and Morgan Guaranty Trust Company of New York as Trustee, recorded in Volume 949, Page 484 of the Official Records of Polk County, Texas; and subject to that certain unrecorded Assumption Agreement effective March 30, 1995 by and between Saratoga Resources, Inc., a Texas corporation ("Successor Assignor"), Lobo Energy, Inc., a Texas corporation ("Assignor"), and Morgan Guaranty Trust Company of New York, as Trustee.


GUERRA FIELD

JOHN & ELVA DINN NOS. 1 D & 2

An undivided 3.35% Working Interest equal to a 2.479% Net Revenue Interest in and to 81.9 acres out of that certain Oil and Gas Lease dated September 15, 1986, executed by J. H. Dinn and Elvella D. Mann, Co-Trustees of the Dinn Mineral Trusts, as Lessor, to Roberto R. Salinas, as Lessee. SOFAR AND ONLY INSOFAR AS this assignment pertains to the Lobo Resources, Ltd., John and Elva Dinn No. 1 Gas Well and the Lobo Resources, Ltd. John and Elva Dinn Well No. 2 and 81.9 acres surrounding and held by production by the two subject wells. Said lands being out of Survey 668, bearing Duval County Abstract 1872 and Webb County Abstract 2650, Certificate 4/88, J. Poitevent Original Grantee containing 655.22 acres in its entirety, situated partially in Webb County and partially in Duval County, being all of
the South one-half (S   1/2) of Survey 668 and all of the West one-half (W
1/2) of the Northwest one-quarter (NW 1/4) of said survey 668; less and excepting, however, all strata, zones, horizons and depths above a depth of 6,200 feet beneath a 40-acres tract out of the West one-half (W 1/2) of said Survey and all of the strata, zones, horizons and depths above a depth of 4,500 feet beneath all other acreage covered by such lease, which lease appears of record in Volume 1196, pp. 796, et seq., of the Real Property Records of Webb County, Texas, to which reference is here made to fully describe the oil and gas zones and strata covered thereby and excepted therefrom and all other terms and provisions thereof.

DINN MINERAL TRUST NOS. 1, 2, & 3

An undivided 1.80% Working Interest equal to a 1.35% Net Revenue Interest in and to the Lobo Resources, Ltd., The Dinn Mineral Trusts Gas Well No. 1 and Gas Well No. 2 along with two (2) separate forty (40) acre well units held by and surrounding the two (2) subject wells and an undivided 3.15% Working Interest equal to a 2.3625% Net Revenue Interest in and to the Lobo Resources, Ltd., The Dinn Mineral Trusts Gas Well No. 3 along with one (1) separate forty (40) acre well unit held by and surrounding the subject well. Said 120 acres being out of that certain Oil and Gas Lease dated September 2, 1985, executed by J. H. Dinn and Elvella D. Mann, Co-Trustees of the Dinn Mineral Trusts, as Lessor, to Lobo Resources, Ltd., as Lessee. SOFAR AND ONLY INSOFAR AS this assignment pertains to the Lobo Resources, Ltd. The Dinn Mineral Trusts Gas Wells No. 1, Gas Well No. 2, and Gas Well No. 3 along with the three (3) separate forty (40) acre well units held by and surrounding the three subject wells. Said lands covering the oil and gas zones, strata and horizons BELOW depths of 4,500 feet beneath the North 279.8 acres of Survey 62, Certificate 7943, Duval County Abstract No. 1904, and 245.7075 acres out of Survey 668, Duval County Abstract No. 1872, Certificate 2/88, being the East one- half (E 1/2) of the Northwest one-quarter (NW 1/4) and all of the Northeast one-quarter (NE 1/4) of said Survey 668, aggregating 525.7075 acres, situated partially in Webb County, Texas, and partially in Duval County, Texas, which lease is recorded in Volume 405, pp. 219-238, Lease Records of Duval County, Texas, and Volume 1134, pp. 366-385, Real Property Records of Webb County, Texas, with reference being here made to such lease and its recording to fully set forth its terms and provisions and estates covered thereby.

DINN MINERALS TRUST NO. 1 A

An undivided 83.2% Working Interest, equal to a Net Revenue Interest of 62.4% subject however to Participation Agreements with third party investors since lease inception obligating Lobo Resources, Ltd. to pay out to them in certain proportions 61.05% of the net proceeds, leaving a 1.8% Working Interest and 1.35% Net Revenue Interest vested in Lobo Resources, Ltd., in and to 40 acres out of that certain Oil and Gas Lease dated July 21, 1986, executed by J. H. Dinn and Elvella D. Mann, Co-Trustees of the Dinn Mineral Trusts, as Lessor, to Lobo Resources, Ltd., as Lessee. SOFAR AND ONLY INSOFAR as this assignment pertains to the Lobo Resources, Ltd., The Dinn Mineral Trust Well No. A-1 and lands held by production unit surrounding subject well, and covering the oil and gas zones, strata and horizons ABOVE depths of 4,500 feet beneath the North
279.8 acres of survey 62, Certificate 7943, Duval County Abstract No. 1904, and
245.7075 acres out of Survey 668, Duval County Abstract no. 1872, Certificate 2/88, being the East one-half (E 1/2) of the Northwest one-quarter (NW 1/4) and all of the Northeast one-quarter (1/4) (NE 1/4) of said Survey 668, aggregating 525.7075 acres, situated partially in Webb County, Texas, and partially in Duval County, Texas, which lease is recorded in Volume 1188, pp. 124-141, Real Property Records of Webb County, Texas, with reference being here made to such lease and its recording to fully set forth its terms and provisions and estate covered thereby.

G. B. MOGLIA NO. 1

An undivided 3.35% Working Interest, equal to a Net Revenue Interest of 2.345% in and to that certain Oil and Gas Lease by and between Alice Moglia, et al. and Lobo Resources, Ltd. dated May 7, 1987, of record in Volume 1243, pp. 200-217, Official Records of Webb County, Texas, covering the East one-half of survey 672, Abstract 205, Certificate 1/269, Original Grantee J. Poitevent, patented by the State of Texas to Lod Moglia by Patent No. 267, V. 2-B, Volume 190, pages 302-303, Deed Records of Webb County, Texas, as to all depths, zones strata and horizons, only to the extent of 80 acres in and around the Lobo Resources, Ltd.-GB Moglia #1 Well identified by RRC #125542 located 467' from the south line and 467' from the east line of Moglia Survey #672; said 80 acres in the form of a square around said well with the well site being exactly in the center from the base of the Queen City Sand down to but not below the depth of 11,272' beneath the surface of the ground.

LOD MOGLIA NO. 1-T

An undivided 9% Working Interest, equal to a Net Revenue Interest of 6.3%, in and to that certain 40 acres in the form of a square around said well and the well-site being as near the center of said square as is practicable, from the base of the Queen City Formation, down to the base of that geological horizon or sand known as the Guerra 10,000' sand as said geological horizon or 10,000' sand structure has been identified in logs or log runs as said Lod Moglia No. 1 Well and it's stratigraphic equivalent in the 40 acres surrounding such well in that certain Oil, Gas and Mineral Lease dated August 27, 1979, between Ernest Moglia, et al., as Lessors, and TKA Exploration, as Lessee, recorded in Volume 595, pages 547, et seq., of the Deed Records of Webb County, Texas, and that certain Oil, Gas and Mineral Lease dated April 4, 1977, between Ernest Moglia, et al, as Lessors, and Sanchez-O'Brien Petroleum Group, as Lessee, recorded in Volume 536, Page 68, et seq, of the Deed Records of Webb County, Texas. All as more particularly described in that certain Assignment of Oil and Gas Leases from Paisano Energy, inc. as Assignor, to Lobo Resources, Ltd., as Assignee, dated May 5, 1988 of record in Volume 1298, pages 361-367, Records of Webb County, Texas.

LOD MOGLIA NO. 2

An undivided 9% Working Interest, equal to a Net Revenue Interest of 6.3% in and to that certain Oil and Gas Lease effective May 1, 1988, executed by Alice Moglia, a femme sole, et al., as Lessor, to Lobo Resources, Ltd., as Lessee, of record in Volume 1298, Pages 368-387, Official Records of Webb County, Texas, covering a Two Hundred Sixty-nine and 5/10ths (269.5) acre tract of land, more or less, being all of Survey 2265, Certificate 200, Abstract 1886, Webb County, Texas, excluding the North Ten (10) acres, as to all depths below the base of the Queen City Sand formation, LESS and EXCEPT, however, the Lod Moglia #1 Well located Two Thousand Three Hundred (2300') feet FSL and Six Hundred Fifty (650') feet FEL of Survey 2265 and forty (40) acres in the form of a square around said well with the well site thereof being in its center, which Forty
(40) acres extend from the base of said Queen City Sand to a depth equivalent to the base of that geologic horizon or sand known as the Guerra Ten Thousand (10,000') foot Sand; which lease and its terms and provisions are more fully set forth in such lease.

GRUY ESTATE NO. 1

An undivided 15.75% Working Interest, equal to a Net Revenue Interest of 11.8125% in and to that certain Oil and Gas Lease (which includes a 9% Working Interest, equal to a Net Revenue Interest of 6.75% covering a 40 acre tract surrounding the Gruy Estate No. 1 Well located on such Oil and Gas Leasehold Estate on said Oil and Gas Lease) dated June 11, 1987, executed by Viggo K. Gruy, et al., as Lessor, to Lobo Resources Ltd., a Texas Limited Partnership, as Lessee, the Oil and Gas strata, horizons and sands beneath Four Thousand Five Hundred (4,500') feet below the Surface of two (2) tracts of land, located in Duval County, Texas, with Tract One being for Four Hundred Eighty (480) acres described as all of Survey 251, Abstract 1168, save and except the Northwest One-quarter (NW 1/4) of said Survey, and Tract Two being Three Hundred Twenty
(320) acres comprising the West One-half (W 1/2) of Survey 168, Abstract 1736, said tracts containing Eight Hundred (800) acres, which lease and its terms and provisions being fully set forth in said Oil and Gas Lease, with a Memorandum thereof being recorded in Book 33, Pages 788-792, of the Official Records of Duval County, Texas.

GRUY ESTATE NOS. 2, 3, & 4

An undivided 15.75% Working Interest, equal to a Net Revenue Interest of 11.8125% in and to that certain Oil and Gas Lease dated January 15, 1988, from Viggo K. Gruy, et al., as Lessor, to Lobo Resources, Ltd., as Lessee, covering Three Hundred Twenty (320) acres, being the East One-Half (E 1/2) of Survey 168, Abstract 1736, Duval County, Texas, with a Memorandum of such Oil and Gas Lease being recorded in Book 44, Pages 245-249, Official Records of Duval County, Texas.


EL MESQUITE FIELD

BECKER GAS UNIT NO. 1

An undivided 54.46875% Working Interest, equal to a Net Revenue Interest of 42.485625% in and to that certain Oil, Gas and Mineral Lease dated July 24, 1981, by and between Gus A. Becker and wife, Mildred L. Becker, as Lessors, and Lobo Resources, Ltd., as Lessee, consisting of 247 acres of land, more or less, out of part of the El Mesquite Grant, Trinidad Vela, Original Grantee, Abstract 612, Duval County, Texas, said land be more particularly described in that certain Deed from J. A. Pena, recorded in Volume 63, Page 233, Deed Records of Duval County, Texas, said Lease being filed of record in Volume 332, Pages 15-17, Oil and Gas Lease Records of Duval County, Texas. SAVE AND EXCEPT ALL DEPTHS BELOW 6,000 FEET BELOW THE SURFACE OF SAID LANDS DESCRIBED IN HEREINABOVE DESCRIBED LEASE.

BECKER GAS UNIT NO. 1 AND J. A. RAMIREZ NOS. 1, 2, 3 & 4

An undivided 53.46875% Working Interest, equal to a Net Revenue Interest of 41.70563% in and to that certain Oil, Gas and Mineral Lease dated February 18, 1993, between Jose A. Ramirez, et al and Lobo Resources, Ltd., consisting of
334.6 acres of land, more or less, out of and a part of El Mesquite Grant, Abstract 612, Duval County, Texas, Trinidad Vela, Original Grantee; out of Share 4 allotted to Francisco Vela Pena in the original partition of said grant and being all of the tract of land allotted to Ygnacia S. de Vela in that certain partition deed dated November 15, 1917, and recorded in Volume 10, Page 419, Deed Records of Duval County, Texas, and all of the 2.6 acres described in that certain deed dated February 26, 1921, and recorded in Volume 18, Page 569, Deed Records of Duval County, Texas, SAVE and EXCEPT 160 acres described in that certain Oil, Gas and Mineral Lease dated July 22, 1974, and recorded in Volume 232, Page 46, Oil and Gas Lease Records of Duval County, Texas, as amended in that certain instrument dated August 22, 1974, and recorded in Volume 233, Page 204, Oil and Gas Lease Records of Duval County, Texas, said Oil and Gas Lease being filed of record in Volume 356, Pages 212-215, Oil and Gas Lease Records of Duval County, Texas. SAVE AND EXCEPT ALL DEPTHS BELOW 8,100 FEET BELOW THE SURFACE OF SAID LANDS DESCRIBED IN HEREINABOVE DESCRIBED LEASE.

An undivided 53.46875% Working Interest, equal to a Net Revenue Interest of 41.70563% in and to that certain Oil, Gas and Mineral Lease dated July 17, 1981, between Jesus G. Pena and Lobo Resources, Ltd., consisting of 10.94 acres of land, more or less, out of a 245.519 acre tract being the southwest 1/2 of a 494.0 acre tract in the Mesquite Grant, Trinidad Vela, Original Grantee, as partitioned under Partition Deed dated May 2, 1977, from Angelina P. Waterman, et al. to themselves, of record in Volume 225, Pages 401-413 of the Deed Records of Duval County, Texas, and more fully described under Tract D of above described Partition Deed, said Oil and Gas lease being filed of record in Volume 332, Pages 20-21, Oil and Gas Lease Records of Duval County,

Texas. SAVE AND EXCEPT ALL DEPTHS BELOW 6,000 FEET BELOW THE SURFACE OF SAID LANDS DESCRIBED IN HEREINABOVE DESCRIBED LEASE.

An undivided 53.46875% Working Interest, equal to a Net Revenue Interest of 41.70563% in and to that certain Oil, Gas and Mineral Lease dated July 17, 1981, between Alicia P. Pena, et al. and Lobo Resources, Ltd., consisting of
10.94 acres of land, more or less out of a 245.519 acre tract being the southwest 1/2 of 494.0 acre tract in the Mesquite Grant, Trinidad Vela, Original Grantee, as partitioned under Partition Deed dated May 2, 1977, from Angelina P. Waterman, et al. to themselves, of record in Volume 225, Pages 401-413, Deed Records of Duval County, Texas, and more fully described under Tract C of above described Partition Deed, said Oil and Gas Lease being filed of record in Volume 332, Pages 13-14, Oil and Gas Lease Records of Duval County, Texas. SAVE AND EXCEPT ALL DEPTHS BELOW 6,000 FEET BELOW THE SURFACE OF SAID LANDS DESCRIBED IN HEREINABOVE DESCRIBED LEASE.

An undivided 53.46875% Working Interest, equal to a Net Revenue Interest of 41.70563% in and to that certain Oil, Gas and Mineral Lease dated July 17, 1981, between Octavio F. Pena, Jr. and Lobo Resources, Ltd., consisting of
47.60 acres of land, more or less, being the northeasterly 47.60 acres of a tract containing 95.413 acres of land out of 245.519 acre tract being the southwest 1/2 of 494.0 acre tract in the Mesquite Grant, Trinidad Vela, Original Grantee, as partitioned under Partition Deed dated May 2, 1977, from Angelina P. Waterman, et al. to themselves, of record in volume 225, Pages 401-413, Deed Records of Duval County, Texas, and more fully described under Tract E of above described Partition, said Oil and Gas Lease being filed of record in Volume 332, Pages 9-10, Oil and Gas Lease Records of Duval County, Texas. SAVE AND EXCEPT ALL DEPTHS BELOW 6,000 FEET BELOW THE SURFACE OF SAID LANDS DESCRIBED IN HEREINABOVE DESCRIBED LEASE.

An undivided 53.46875% Working Interest, equal to a Net Revenue Interest of 41.70563% in and to that certain Oil, Gas and Mineral lease dated July 17, 1981, between George F. O. Pena and Lobo Resources, Ltd., consisting of 52.92 acres of land, more or less, being the northeasterly 52.92 acres of a tract containing 106.346 acres of land out of a 245.519 acres tract being the southwest 1/2 of 494.0 acre tract in the Mesquite Grant, Trinidad Vela, Original Grantee, as partitioned under Partition Deed dated May 2, 1977, from Angelina P. Waterman, et al. to themselves, of record in Volume 225, Pages 401-413, Deed Records of Duval County, Texas, and more fully described under Tract F of above described Partition, said Oil and Gas Lease being filed of record in Volume 332, Pages 18-19, Oil and Gas Lease Records of Duval County, Texas. SAVE AND EXCEPT ALL DEPTHS BELOW 6,000 FEET BELOW THE SURFACE OF SAID LANDS DESCRIBED IN HEREINABOVE DESCRIBED LEASE.

F. GARCIA, ET AL NOS. 1, 2, 3, 4, 5, 6, 7, 8 & 9

An undivided 43.642612% Working Interest, equal to a Net Revenue Interest of 30.331615% in and to that certain Oil, Gas and Mineral Lease dated September 26, 1983, by and between Fernando Garcia Moreno, et al., as Lessors, and Mobil Producing Texas & New Mexico, Inc. as Lessee, covering 2988.61 acres, more or less, in Duval County, Texas as therein described, said Oil and Gas Lease recorded in Book 368, pages 386-390 in the Oil and Gas Lease Records of Duval County, Texas, and being subject to and all more particularly described in Farmout Agreement dated August 1, 1988, by and between Lobo Resources, Ltd. and Mobil Exploration and Producing U.S., Inc., covering the following tract of land:

A tract of land in Duval County, Texas, containing 2988.61 acres of land, more or less, comprised of part of the Santa Maria de los Angeles de Abajo Grant, Trinidad Vela, Original Grantee, Abstract 612, also known as El Mesquite Grant, all of R. & V. Guerra Survey 170, Abstract 1257, all of G.C. & S.F.R.R. Survey 171, Abstract 861, Part of Porfirio Garza Survey 172, Abstract 1249, Part of Porfirio Garza Survey 174, Abstract 1250, part of G.C. & S.F.R.R. Survey 173, Abstract 860, and Part of G.C. & S.F.R.R. Survey 169, Abstract 862, and also being Share 5 as set out in Partition Proceedings had n

Cause No. 5674, styled Manual Benavides Volpe vs. Servando Benavides, et al. had in the 49th District Court of Webb County, Texas. Covering lands more particularly described hereinbelow, as production units earned under the hereinabove described Farmout Agreement as follows:

         (a) Assignment of Oil, Gas and Mineral Lease Lobo Garcia Well No. 1, from Mobil Producing Texas and New Mexico, Inc. as Assignor, to Lobo Resources, Ltd. as Assignee, dated effective September 15, 1988. Said assignment of record in Volume 85, page 127-136 Official Records of Duval County, Texas.

         (b) Assignment of Oil, Gas and Mineral Lease Lobo Garcia Well No. 2, from Mobil Producing Texas and New Mexico, Inc. as Assignor, to Lobo Resources, Ltd. as Assignee, dated effective December 16, 1988. Said assignment of record in Volume 85, page 137-146 Official Records of Duval County, Texas.

         (c) Assignment of Oil, Gas and Mineral Lease Lobo Garcia Well No. 3, from Mobil Producing Texas and New Mexico, Inc. as Assignor, to Lobo Resources, Ltd. as Assignee, dated effective April 11, 1989. Said assignment of record in Volume 85, page 147-156 Official Records of Duval County, Texas.

         (d) Assignment of Oil, Gas and Mineral Lease Lobo Garcia Well No. 4, from Mobil Producing Texas and New Mexico, Inc. as Assignor, to Lobo Resources, Ltd. as Assignee, dated effective January 16, 1990. Said assignment of record in Volume 99, page 107-116 Official Records of Duval County, Texas.

         (e) Assignment of Oil, Gas and Mineral Lease Lobo Garcia Well No. 5, from Mobil Producing Texas and New Mexico, Inc. as Assignor, to Lobo Resources, Ltd. as Assignee, dated effective May 15, 1990. Said assignment of record in Volume 109, page 630-638 Official Records of Duval County, Texas.

         (f) Assignment of Oil, Gas and Mineral Lease Lobo Garcia Well No. 6, from Mobil Producing Texas and New Mexico, Inc. as Assignor, to Lobo Resources, Ltd. as Assignee, dated effective May 1, 1991. Said assignment of record in Volume 114, page 521-528 Official Records of Duval County, Texas.

         (g) Assignment of Oil, Gas and Mineral Lease Lobo Garcia Well No. 7, from Mobil Producing Texas and New Mexico, Inc. as Assignor, to Lobo Resources, Ltd. as Assignee, dated effective May 2, 1991. Said assignment of record in Volume 133, page 773-780 Official Records of Duval County, Texas.

         (h) Assignment of Oil, Gas and Mineral Lease Lobo Garcia Well No. 8, from Mobil Producing Texas and New Mexico, Inc. as Assignor, to Lobo Resources, Ltd. as Assignee, dated effective February 27, 1992. Said assignment of record in Volume 133, page 781-788 Official Records of Duval County, Texas.

         (i) Assignment of Oil, Gas and Mineral Lease Lobo Garcia Well No. 9, from Mobil Producing Texas and New Mexico, Inc. as Assignor, to Lobo Resources, Ltd. as Assignee, dated effective June 4, 1992. Said assignment of record in Volume 137, page 615-623 Official Records of Duval County, Texas.

         Above described lands being subject to certain unrecorded Participation Letters along with Joint Operating Agreement dated August 30, 1988 between Lobo Resources, Ltd., as Operator and various working interest parties, as non operator.

         Together with all rights and interests assigned to Lobo Resources, Ltd. in that Partial Assignment of Oil and Gas Leases as more particularly described in subject Partial Assignment of Oil and Gas Leases dated effective October 23, 1990 of record in Volume 112, Page 780, Official Records, Duval County, Texas and that certain unrecorded letter agreement dated October 23, 1990 by and between El Mesquite Joint Venture I, by Humberto Fasci, III, et al., as Assignor, and Lobo Resources, Ltd., as Assignee.

C. F. GERMER NOS. 1, 2, 3 & 4

An undivided 29.765625% Working Interest, equal to a Net Revenue Interest of 23.21725% in and to that certain Oil, Gas and Mineral Lease dated January 28, 1982, by and between John Temple Rogers, as Lessor, and Lobo Resources, Ltd. as Lessee, said lease being recorded in Volume 351, Pages 254-255, Oil and Gas Lease Records, Duval County, Texas, and covering the following described property:

         615 acres of land, more or less, out of the El Mesquite Grant, Abstract 612, Duval County, Texas, being further described in said Oil, Gas and Mineral Lease, reference to which lease is here made for all purposes; as amended by Extension of Primary Term dated June 2, 1986, executed by Cogie Fae Germer, Individually and as Independent Executrix of the Will of John Temple Rogers, Deceased, joined by her husband, Richard H. Germer, as recorded in Book 14, Pages 75-76, Official Records, Duval County, Texas; and as ratified under Ratification and Extension of Primary Term of Oil and Gas Lease dated January 15, 1988, executed by Cogie Fae Germer, Individually and as Independent Executrix of the Will of John Temple Rogers, Deceased, joined by her husband, Richard H. Germer, as recorded under File No. 25355, Official Records of Duval County, Texas. SAVE AND EXCEPT ALL DEPTHS BELOW 8,100 FEET BELOW THE SURFACE OF SAID LANDS DESCRIBED IN HEREINABOVE DESCRIBED LEASE.

Together with all rights and interests assigned to Lobo Resources, Ltd., in that Partial Assignment of Oil and Gas Leases as more particularly described in subject Partial Assignment of Oil and Gase Leases dated effective October 23, 1990 of record in Volume 112, Page 780, Official Records, Duval County, Texas and that certain unrecorded letter agreement dated October 23, 1990 by and between El Mesquite Joint Venture I, by Humberto Fasci, III, et al., as Assignor, and Lobo Resources, Ltd., as Assignee.

C. F. GERMER NOS. A-1, A-2, A-3 & A-4

An undivided 43.6426117% Working Interest, equal to a Net Revenue Interest of 32.731959% in and to that certain Oil, Gas and Mineral Lease dated June 2, 1988, by and between Cogie Fae Germer and husband, Richard H. Germer, as Lessor, and Lobo Resources, Ltd., as Lessee, said Lease being recorded in Book 53, pages 307-309, Official Records of Duval County, Texas. SAVE AND EXCEPT ALL DEPTHS BELOW 6,000 FEET BELOW THE SURFACE OF SAID LANDS covering two tracts of land comprising 556 acres described as follows:

         First Tract: 74 acres of land, more or less, off of the Southwest end of 98.8 acres known as Share No. 1, out of the "El Mesquite" Santa Maria De Los Angeles De Abajo Trinidad Vela Grant, Abstract 612, as set aside and allotted to Paula Salinas de Flores in a Deed of Partition made by and between the heirs and assigns of Evaristo Salinas, deceased, duly of record in the Deed Records of Duval County, Texas, said 74 acres of land being the identical 74 acres conveyed by Paula Salinas de Flores and husband Sabas Flores, to E. J. Rogers by Warranty Deed dated September 5, 1924, and recorded in Volume 24, Pages 514-516 of the Deed Records of Duval County, Texas and reference is hereby made to said recorded deed for a more particular and detailed description of said 74 acres of land.

         Second Tract: 482 acres of land, more or less, out of the "El Mesquite" Santa Maria De Los Angeles De Abajo Trinidad Vela Grant, Abstract 612, off of the Southwest end of a 1482 acre tract, said 1482 acres being the same 1482 acres described by metes and bounds in a Survey made for E. J. Rogers by Hays Dix, Surveyor, on February 22nd to 25th, 1921, which Survey is duly recorded in Volume 18, Pages 540-541, Deed Records of Duval County, Texas EXCEPT THAT THE 2.6 acres of land out of the Southwest end of said 1482 acres conveyed by El. J. Rogers to G. N. Olson by deed dated February 26, 1921 and recorded in Volume 18, Pages 569-570, Deed Records of said County, has been reacquired and is now owned by Lessors and is covered by this lease, while, in turn, a like amount of 2.6 acres has been conveyed to G. N. Olson out of and off of the extreme Southwest end of said 1482 acre tract and is not covered by this lease. It being the intention of Lessors herein that this lease covers and includes all of said 1482 acre tract as now owned by Lessors, SAVE AND EXCEPT the Northeast 1000 acres which was conveyed by Lessors to Juan Benavides.

Together with all rights and interests assigned to Lobo Resources, Ltd. in that Partial Assignment of Oil and Gas Leases as more particularly described in subject Partial Assignment of Oil and Gas Leases dated effective October 23, 1990 of record in Volume 112, Page 780, Official Records, Duval County, Texas and that certain unrecorded letter agreement dated October 23, 1990 by and between El Mesquite Joint Venture I, by Humberto Fasci, III, et al., as Assignor, and Lobo Resources, Ltd., as Assignee.

DANA HELLEN NOS. 1, 2, 3, 4, 5, 6, 7, 8, 9, 10 &11

An undivided 50% Working Interest, equal to a Net Revenue Interest of 37.5% in and to that certain Oil and Gas Lease dated September 13, 1988, by and between Dana Hellen Mineral, Ltd., A Texas Limited Partnership, acting herein by and through Dana L. Hellen and Margaret Ray Hellen, its General Partners of P. O. Box 244, Hebbronville, Texas 78361, as Lessor, and Lobo Resources, Ltd., as Lessee covering 2016.8 acres, more or less, out of Duval County School Land Survey 150, Abstract 365, Jim Hogg County, Texas; all being more particularly described in Memorandum of Oil and Gas Lease dated October 14, 1988, executed by Dana Hellen Mineral, Ltd., by and through Dana L. Hellen and Margaret Ray Hellen, its General Partners, as Lessee, and Lobo Resources, Ltd., as Lessor, and recorded in Volume 124, Pages 366-370, Oil and Gas Lease Records, Jim Hogg County, Texas.

Together with all rights and interests assigned to Lobo Resources, Ltd. in that Partial Assignment of Oil and Gas Leases as more particularly described in subject Partial Assignment of Oil and Gas Leases dated effective October 23, 1990 of record in Volume 112, Page 780, Official Records, Duval County, Texas and that certain unrecorded letter agreement dated October 23, 1990 by and between El Mesquite Joint Venture I, by Humberto Fasci, III et al., as Assignor, and Lobo Resources, Ltd., as Assignee.

J. J. & J. FIELD

A. A. URIBE NO. 1

An undivided 75% Working Interest, equal to a Net Revenue Interest of 59.25% in and to that certain Oil and Gas Lease dated December 1, 1986, by and between Adolfo A. Uribe, whose address is 1715 Lyon, Laredo, Texas 78040, hereinafter called "Lessor of First Tract," hereinafter described, and Alfredo Uribe, Ramiro Uribe, Individually ad as Attorney-in- Fact for Lenore Williams Uribe, widow of Elpidio Uribe, Deceased, and their two (2) children, namely Louis Carl Uribe and China Davis, who are and constitute the sole heirs at law of Elpidio Uribe, Deceased, who died intestate, whose collective address is 217 Wedgewood, Laredo, Texas 78041, herein called "Lessor of Second Tract", hereinafter described, and Lobo Resources, Ltd., whose address is P. O. Box 3125, Laredo, Texas 78044-3125, hereinafter called "Lessee", said Oil and Gas Lease of record in Volume 356, Pages 102-104, Official Records of Zapata County, Texas, covering two (2) tracts of land, each of which are located in Zapata County, Texas, to-wit:

         First Tract: A 232.133 acre tract known as Tract No. 5 out of Share 3 of the Plateado Pasture, which, in accordance with survey made by Alfredo Barrera, Registered Public Surveyor, contains 1,054.744 acres, which Plateado Pasture consists of all of Share No. Three 93) awarded to Blas Maria Uribe under November 15, 1909 Partition Deed as recorded in Volume 6, pp. 307-14, Deed Records of Zapata County. Said 232.133 acres was partitioned to Amador Uribe as Tract No. Five (5) under a Partition Deed dated the 17th day of April 1973, as recorded inVolume 175, pp. 638-662, Deed Records of Zapata County, and reference is here made to said partition Deed as executed by Amador Uribe and other owners of the Petra Garza de Uribe Estate and to the record of said Partition Deed as well as to a plat by Alfredo Barrera dated the 24th day of November, 1972, showing a partition of said 1,054.744 acre tract known as Plateado Pasture for the location as well as course and distance description of said Tract No. 5.

         Second Tract: A 87.867 acre tract out of a larger 232.133 acre tract, being all of Tract No. 4 out of Share No. 3 of the San Ygnacio Subdivision of the Jose Vasquez Borrego Grant deeded to Elpidio Uribe, Ramiro Uribe and Alfredo Uribe in that certain Partition Deed dated April 17, 1973, recorded in Volume 175, Pages 638-662, Deed Records of Zapata County, Texas.


EL MESQUITE FIELD

A. BENAVIDES NOS. C-1, C-2, C-3 & C-4

An undivided 50% Working Interest, equal to a Net Revenue Interest of 37.5% in and to that certain Oil and Gas Lease dated March 1, 1989, by and between Cleotilde F. Benavides; Sara Alicia B. Trautmann, Independent Executrix of the Estate of Alonzo Benavides, Deceased Juan M. Benavides, Jr.; Hector Alonzo Benavides, acting herein by and through his Attorney-in-Fact, Juan M. Benavides, Jr. And Maria Elisa B. Gonzales of 519 Merlin, Laredo, Webb County, Texas 78041, as Lessor, and Lobo Resources, Ltd., a Texas Limited Partnership, as Lessee whose address is P. O. Box 3125, Laredo, Webb County, Texas 78044-3125, covering 1120 acres out of Subdivision No. 1 and Subdivision No. 2 of the S. J. Carpenter Subdivision of El Mesquite Grant, Duval County, Texas, as described in Memorandum of Oil and Gas Lease dated March 1, 1989, recorded in Book 69, Pages 810-816, Official Records of Duval County, Texas.

Together with all rights and interest assigned to Lobo Resources, Ltd. in that Partial Assignment of Oil and Gas Leases as more particularly described in subject Partial Assignment of Oil and Gas Leases dated effective October 23, 1990 of record in Volume 112, Page 780, Official Records, Duval County, Texas and that certain unrecorded letter agreement dated October 23, 1990 by and between El Mesquite Joint Venture I, by Humberto Fasci, III, et al., as Assignor, and Lobo Resources, Ltd., as Assignee.

CLEO BENAVIDES NOS. A-1 & A-2

An undivided 50% Working Interest, equal to a Net Revenue Interest of 37.5% in and to that certain Oil and Gas Lease dated October 27, 1988, by and between Juan M. Benavides, Jr.; Hector Alonzo Benavides, acting herein by and through his Attorney-in-Fact, Juan M. Benavides, Jr. And Maria Elisa B. Gonzalez, as Lessor, and Lobo Resources, Ltd., a Texas Limited Partnership, as Lessee, whose address is P. O. Box 3125, Laredo, Webb County, Texas 78044-3125, covering the following described land in Duval County, Texas, to-wit:

         200 acres, more or less, out of that certain 640 acre tract out of the southeast corner of Subdivision No. 2 of the S. J. Carpenter Subdivision of El Mesquite Grant as per map of said Subdivision No. 2 dated September 7, 1922, prepared by E. J. Foster, Surveyor and of record in Volume 21, Pages 556, et seq., of the Deed Records of Duval County, Texas, which 200 acre tract is more fully described as being all of the southeast one-half of said 640 acre part of Subdivision No. 2 LESS and EXCEPT a 40 acre tract out of the south corner of said 640 acre tract and 80 acres in the form of a rectangle out of the east or northeast end of said southeast one-half ( 1/2) of said 640 acre tract; and

as described in Memorandum of Oil and Gas Lease dated February 13, 1989, recorded in Book 68, Pages 740-744, Official Records of Duval County, Texas.

Together with all rights and interests assigned to Lobo Resources, Ltd. in that Partial Assignment of Oil and Gas Leases as more particularly described in subject Partial Assignment of Oil and Gas Leases dated effective October 23, 1990 of record in Volume 112, Page 780, Official Records, Duval County, Texas and that certain unrecorded letter agreement dated October 23, 1990 by and between El Mesquite Joint Venture I, by Humberto Fasci, III, et al., as Assignor, and Lobo Resources, Ltd., as Assignee.

CLEO BENAVIDES NOS. B-1 & B-2

An undivided 50% Working Interest, equal to a Net Revenue Interest of 37.5% in and to that certain Oil and Gas Lease dated October 27, 1988, by and between Cleotilde F. Benavides; Sara Alicia B. Trautmann, Independent Executrix of the Estate of Alonzo Benavides, Deceased; Juan M. Benavides, Jr.; Hector Alonzo Benavides, acting herein by and through his Attorney-in-Fact, Juan M. Benavides, Jr. And Maria Elisa B. Gonzales of 519 Merlin, Laredo, Webb County, Texas 78041, as Lessor, and Lobo Resources, Ltd., a Texas Limited Partnership, as Lessee, whose address is P. O. Box 3125, Laredo, Webb County, Texas 78044-3125, covering the following described land in Duval County, Texas, to-wit:

         160 acres of land, more or less, out of El Mesquite Grant, Duval County, Texas, and being all of block 24 containing 40 acres out of Subdivision No. 1 of the S. J. Carpenter Subdivision of El Mesquite Grant; Blocks 23 and 24, each containing 40 acres, out of Subdivision No. 2 of the S. J. Carpenter Subdivision of the El Mesquite Grant, and 40 acres out of the South or southwest corner of the 640 acre tract out of the southeast corner of the S. J. Carpenter Subdivision No. 2, which 40 acre tract is bounded on the southeast by the southeast boundary of Subdivision No. 2; on the southwest by the northeast boundary line of Block 24 of Subdivision No. 2; on the northwest by a line parallel with the southeast boundary of Subdivision No. 2 and on the northeast by a line parallel with and the same distance as the northeast line of Block 24 of Subdivision No. 2, all as per the map of said Subdivisions No. 1 and No. 2 of the S. J. Carpenter Subdivision of the El Mesquite Grant dated September 7, 1922, prepared by E. J. Foster, Surveyor and of record in Volume 21, Pages 556, et seq., of the Deed Records of Duval County, Texas; and as described in

         Memorandum of Oil and Gas Lease dated February 13, 1989, recorded in Book 68, Pages 735-739, Official Records of Duval County, Texas.

Together with all rights and interests assigned to Lobo Resources, Ltd. in that Partial Assignment of Oil and Gas Leases as more particularly described in subject Partial Assignment of Oil and Gas Leases dated effective October 23, 1990 of record in Volume 112, Page 780, Official Records, Duval County, Texas and that certain unrecorded letter agreement dated October 23, 1990 by and between El Mesquite Joint Venture I, by Humberto Fasci, III, et al., as Assignor, and Lobo Resources, Ltd., as Assignee.

PENA  - VALDEZ GAS UNIT NO. 1 AND VALDEZ - RAMIREZ NO. 1

An undivided 43.642612% Working Interest, equal to a Net Revenue Interest of 32.732% in and to that certain Oil and Gas Lease by and between Graciela V. Garza, et vir, as Lessor, and Lobo Resources, Ltd., as Lessee, dated April 20, 1988, and said lease being duly recorded in Volume 50, Pages 398-401 of the Official Records, Duval County, Texas, covering that certain 232.49 acres out of the "El Mesquite" Grant; A-612, Duval County, Texas, which reference to such lease and its recording is herein made for a more particular description of the lands leased therein. SAVE AND EXCEPT ALL DEPTHS BELOW 6,000 FEET BELOW THE SURFACE OF SAID LANDS DESCRIBED IN HEREINABOVE DESCRIBED LEASE.

Together with all rights and interests assigned to Lobo Resources, Ltd., in that Partial Assignment of Oil and Gas Leases as more particularly described in subject Partial Assignment of Oil and Gas Leases dated effective October 23, 1990 of record in Volume 112, Page 780, Official Records, Duval County, Texas and that certain unrecorded letter agreement dated October 23, 1990 by and between El Mesquite Joint Venture I, by Humberto Fasci, III, et al., as Assignor, and Lobo Resources, Ltd., as Assignee.

An undivided 43.642612% Working Interest, equal to a Net Revenue Interest of 32.732% in and to that certain Oil and Gas Lease by and between R. Valdez, a widow et al., as Lessor, and Lobo Resources, Ltd., as Lessee, dated June 7, 1988, and said lease being duly recorded in Volume 53, pages 324-329 of the Official Records, Duval County, Texas, covering that certain 232.49 acres out of the "El Mesquite" Grant; A-612, Duval County, Texas, which reference to such Lease and its recording is herein made for a more particular description of the lands leased therein. SAVE AND EXCEPT ALL DEPTHS BELOW 6,000 FEET BELOW THE SURFACE OF SAID LANDS DESCRIBED IN HEREINABOVE DESCRIBE LEASE.

Together with all rights and interests assigned to Lobo Resources, Ltd. in that Partial Assignment of Oil and Gas Leases as more particularly described in subject Partial Assignment of Oil and Gas Leases dated effective October 23, 1990 of record in Volume 112, Page 780, Official Records, Duval County, Texas and that certain unrecorded letter agreement dated October 23, 1990 by and between El Mesquite Joint Venture I, by Humberto Fasci, III, et al., as Assignor, and Lobo Resources, Ltd., as Assignee.

An undivided 43.642612% Working Interest, equal to a Net Revenue Interest of 32.732% in and to that certain Oil and Gas Lease by and between Elma V. Corona, et vir, as Lessor, and Lobo Resources, Ltd., as Lessee, dated April 20, 1988, and said lease being duly recorded in Volume 50, pages 402-405 of the Official Records, Duval County, Texas, covering that certain 232.49 acres out of the "El Mesquite" Grant; A-612, Duval County, Texas, which reference to such lease and its recording is herein made for a more particular description of the lands leased therein. SAVE AND EXCEPT ALL DEPTHS BELOW 6,000 FEET BELOW THE SURFACE OF SAID LANDS DESCRIBED IN HEREINABOVE DESCRIBED LEASE.

Together with all rights and interests assigned to Lobo Resources, Ltd. in that Partial Assignment of Oil and Gas Leases as more particularly described in subject Partial Assignment of Oil and Gas Leases dated effective October 23, 1990 of record in Volume 112, Page 780, Official Records, Duval County, Texas and that certain unrecorded letter agreement dated October 23, 1990 by and between El Mesquite Joint Venture I, by Humberto Fasci, III, et al., as Assignor, and Lobo Resources, Ltd., as Assignee.

An undivided 43.642612% Working Interest, equal to a Net Revenue Interest of 32.732% in and to that certain Oil and Gas Lease by and between Alfonso Valdez, et ux., as Lessor, and Lobo Resources, Ltd., as Lessee, dated June 7, 1988, and said lease being duly recorded in Volume 53, Pages 303-306 of the Official Records, Duval County, Texas, covering that certain 232.49 acres out of the "El Mesquite" Grant; A-612, Duval County, Texas, which reference to such Lease and its recording is herein made for a more particular description of the lands leased therein. SAVE AND EXCEPT ALL DEPTHS BELOW 6,000 FEET BELOW THE SURFACE OF SAID LANDS DESCRIBED IN HEREINABOVE DESCRIBED LEASE.

Together with all rights and interests assigned to Lobo Resources, Ltd. in that Partial Assignment of Oil and Gas Leases as more particularly described in subject Partial Assignment of Oil and Gas Leases dated effective October 23, 1990 of record in Volume 112, Page 780, Official Records, Duval County, Texas and that certain unrecorded letter agreement dated October 23, 1990 by and between El Mesquite Joint Venture I, by Humberto Fasci, III, et al., as Assignor, and Lobo Resources, Ltd., as Assignee.

An undivided 43.642612% Working Interest, equal to a net Revenue Interest of 32.732% in and to that certain Oil and Gas Lease by and between Elton E. Specht, et ux., as Lessor, and Lobo Resources, Ltd., as Lessee, dated April 20, 1988, and said lease being duly recorded in Volume 50, pages 406-409 of the Official Records, Duval County, Texas, covering that certain 232.49 acres out of the "El Mesquite" Grant; A-612, Duval County, Texas, which reference to such Lease and its recording is herein made for a more particular description of the lands leased therein. SAVE AND EXCEPT ALL DEPTHS BELOW 6,000 FEET BELOW THE SURFACE OF SAID LANDS DESCRIBED IN HEREINABOVE DESCRIBED LEASE.

Together with all rights and interests assigned to Lobo Resources, Ltd. in that Partial Assignment of Oil and Gas Leases as more particularly described in subject Partial Assignment of Oil and Gas Leases dated effective October 23, 1990 of record in Volume 112, page 780, Official Records, Duval County, Texas and that certain unrecorded letter agreement dated October 23, 1990 by and between El Mesquite Joint Venture I, by Humberto Fasci, III, et al., as Assignor and Lobo Resources, Ltd., as Assignee.

An undivided 43.642612% Working Interest, equal to a Net Revenue Interest of 32.732% in and to that certain Oil and Gas Lease by and between Maria V. Hinojosa, et vir, as Lessor, and Lobo Resources, Ltd., as Lessee, dated June 7, 1988, and said lease being duly recorded in Volume 53, pages 314-317 of the Official Records, Duval County, Texas, covering that certain 232.49 acres out of the "El Mesquite" Grant; A-612, Duval County, Texas, which reference to such Lease and its recording is herein made for a more particular description of the lands leased therein. SAVE AND EXCEPT ALL DEPTHS BELOW 6,000 FEET BELOW THE SURFACE OF SAID LANDS DESCRIBED IN HEREINABOVE DESCRIBED LEASE.

Together with all rights and interests assigned to Lobo Resources, Ltd. in that Partial Assignment of Oil and Gas Leases as more particularly described in subject Partial Assignment of Oil and Gas Leases dated effective October 23, 1990 of record in Volume 112, Page 780, Official Records, Duval County, Texas and that certain unrecorded letter agreement dated October 23, 1990 by and between El Mesquite Joint Venture I, by Humberto Fasci, III, et al, as Assignor, and Lobo Resources, Ltd., as Assignee.

An undivided 43.642612% Working Interest, equal to a Net Revenue Interest of 32.732% in and to that certain Oil and Gas Lease by and between Arturo Valdez, by and through his attorney-in-fact, Maria Garcia Valdez and wife, Maria de Jesus Garcia Valdez, Individually, as Lessor, and Lobo Resources, Ltd., as Lessee, dated April 20, 1988, and said lease being duly recorded in Volume 50, pages 410-413 of the Official Records, Duval County, Texas, covering that certain 232.49 acres out of the "El Mesquite" Grant;

A-612, Duval County, Texas, which reference to such Lease and its recording is herein made for a more particular description of the lands leased therein. SAVE AND EXCEPT ALL DEPTHS BELOW 6,000 FEET BELOW THE SURFACE OF SAID LANDS DESCRIBED IN HEREINABOVE DESCRIBED LEASE.

Together with all rights and interests assigned to Lobo Resources, Ltd. in that Partial Assignment of Oil and Gas Leases as more particularly described in subject Partial Assignment of Oil and Gas Leases dated effective October 23, 1990 of record in Volume 112, Page 780, Official Records, Duval County, Texas and that certain unrecorded letter agreement dated October 23, 1990 by and between El Mesquite Joint Venture I, by Humberto Fasci, III, et al., as Assignor, and Lobo Resurces, Ltd., as Assignee.

An undivided 43.642612% Working Interest, equal to a Net Revenue Interest of 32.732% in and to that certain Oil and Gas Lease by and between Sylvester Hernandez, Jr., and Norma Hernandez, as Lessor, and Lobo Resources, Ltd., as Lessee, dated April 20, 1988, and said lease being duly recorded in Volume 50, pages 414-417 of the Official Records, Duval County, Texas, covering that certain 232.49 acres out of the "El Mesquite" Grant; A-612, Duval County, Texas, which reference to such Lease and its recording is herein made for a more particular description of the lands leased therein. SAVE AND EXCEPT ALL DEPTHS BELOW 6,000 FEET BELOW THE SURFACE OF SAID LANDS DESCRIBED IN HEREINABOVE DESCRIBED LEASE.

Together with all rights and interests assigned to Lobo Resources, Ltd. in that Partial Assignment of Oil and Gas Leases as more particularly described in subject Partial Assignment of Oil and Gas Leases dated effective October 23, 1990 of record in volume 112, Page 780, Official Records, Duval County, Texas and that certain unrecorded letter agreement dated October 23, 1990 by and between El Mesquite Joint Venture I, by Humberto Fasci, III, et al., as Assignor, and Lobo Resources, Ltd., as Assignee.

An undivided 43.642612% Working Interest, equal to a Net Revenue Interest of 32.732% in and to that certain Oil and Gas Leased date April 20, 1988, by and between Jose A. Ramirez, et al., as Lessor and Lobo Resources, Ltd., as Lessee; covering all of Lessors interest in that certain 232.49 acre tract described as Parcel No. One (1) of Share One (1) under partition deed dated March 30, 1955, of record in Volume 92, Page 109 of the Duval County Deed Records, and situated in the "El Mesquite" Grant; Abstract 612, Duval County, Texas, said lease of record in Volume 53, Pages 318-323 of the Official Records of Duval County, Texas, which reference to such Lease and its recording is herein made for a more particular description of lands leased therein. SAVE AND EXCEPT ALL DEPTHS BELOW 6,000 FEET BELOW THE SURFACE OF SAID LANDS DESCRIBE IN HEREINABOVE DESCRIBED LEASE.

Together with all rights and interests assigned to Lobo Resources, Ltd. in that Partial Assignment of Oil and Gas Leases as more particularly described in subject Partial Assignment of Oil and Gas Leases dated effective October 23, 1990 of record in Volume 112, Page 780, Official Records, Duval County, Texas and that certain unrecorded letter agreement dated October 23, 1990 by and between El Mesquite Joint Venture I, by Humberto Fasci, III, et al., as Assignor, and Lobo Resources, Ltd., as Assignee.

An undivided 18.75% Working Interest, equal to a Net Revenue Interest of 13.342271% in and to those certain leases comprising that certain Gas Unit for Pogo Producing Company H. P. Guerra et al., Well No. 1, covering such leases described in Designation and Description of Pooled Unit Pogo Producing Company
H. P. Guerra et al., Well no. 1 dated September 12, 1986, of record in Volume 118, Pages 106-113, Oil and Gas Lease Records of Jim Hogg County, Texas, which reference to such Gas Unit Designation is hereby made for a more particular description of the Oil and Gas Leases and leasehold properties stated therein.


GUERRA FIELD

J. M. GUTIERREZ NO. 1

An undivided 14.065% Working Interest, equal to a Net Revenue Interest of 10.945312% in and to that certain Oil and Gas Lease by and between Dora Vela de Gutierrez, as Lessor, and Chambers Exploration Company, Inc., as Lessee, dated March 20, 1978, and said lease being duly recorded in Volume 75, Pages 453, et seq., Oil and Gas Lease Records of Jim Hogg County, Texas, covering that certain 177.64 acres in the Ygnacio H. Gomez Survey 125, A-133, Jim Hogg County, Texas; 61.3 acres in the T. F. Pickney Survey No. 1, A-251, Jim Hogg County, Texas; 640 acres in the Ygnacio H. Gomez Survey 122, A-132, Jim Hogg County, Texas; and 48.5 acres in A.B&M Survey No. 105, A-23, Jim Hogg County, Texas. SAVE AND EXCEPT ALL DEPTHS BELOW 6,000 FEET BELOW THE SURFACE OF SAID LANDS DESCRIBED IN HEREINABOVE DESCRIBED LEASE.

An undivided 18.75% Working Interest, equal to a Net Revenue Interest of 13.342271% in and to that certain Oil and Gas Lease by and between Romeo Gutierrez Vela, Trustee, as Lessor, and Chambers Exploration Company, Inc., as Lessee, dated March 20, 1978, and said lease being duly recorded in volume 75, Pages 472, et seq., Oil and Gas Lease Records of Jim Hogg County, Texas, covering that certain 177.64 acres in the Ygnacio H. Gomez Survey 125, A-133, Jim Hogg County, Texas; 61.3 acres in the T. F. Pickney Survey No. 1, A-251, Jim Hogg County, Texas; 640 acres in the Ygnacio H. Gomez Survey 122, A-132, Jim Hogg County, Texas; and 48.5 acres in A.B&M Survey No. 105, A-23, Jim Hogg County, Texas. SAVE AND EXCEPT ALL DEPTHS BELOW 6,000 FEET BELOW THE SURFACE OF SAID LANDS DESCRIBED IN HEREINABOVE DESCRIBED LEASE.


EL MESQUITE FIELD

PENA - VALDEZ GAS UNIT NO. 1

An undivided 43.642612% Working Interest, equal to a Net Revenue Interest of 32.732% in and to that certain Oil and Gas Lease dated May 20, 1988, by and between Angelina P. Waterman, as Lessor and Lobo Resources, Ltd., as Lessee, covering 10.94 acres out of 245.519 acre tract; "El Mesquite" Grant; Abstract 612, Duval County, Texas, said lease of record in volume 52, Pages 203-206 of the Official Records of Duval County, Texas, which reference to such Lease and its recording is herein made for amore particular description of the lands leased therein. SAVE AND EXCEPT ALL DEPTHS BELOW 6,000 FEET BELOW THE SURFACE OF SAID LANDS DESCRIBE IN HEREINABOVE DESCRIBED LEASE.

Together with all rights and interests assigned to Lobo Resources, Ltd. in that Partial Assignment of Oil and Gas Leases as more particularly described in subject Partial Assignment of Oil and Gas Leases dated effective October 23, 1990 of record in volume 112, Page 780, Official Records, Duval County, Texas and that certain unrecorded letter agreement dated October 23, 1990 by and between El Mesquite Joint Venture I, by Humberto Fasci, III, et al., as Assignor, and Lobo Resources, Ltd., as Assignee.

An undivided 43.642612% Working Interest, equal to a Net Revenue Interest of 32.732% in and to that certain Oil and Gas Lease dated May 20, 1988, by and between Roberto P. Peralta and Luisa P. Moreno, as Lessor and Lobo Resources, Ltd., as Lessee; covering 10.94 acres out of 245.519 acre tract; "El Mesquite" Grant; Abstract 612, Duval County, Texas, said lease of record in volume 52, Pages 310-313 of the Official Records of Duval County, Texas, which reference to such Lease and its recording is herein made for a more particular description of the lands leased therein. SAVE AND EXCEPT ALL DEPTHS BELOW 6,000 FEET BELOW THE SURFACE OF SAID LANDS DESCRIBE IN HEREINABOVE DESCRIBED LEASE.

Together with all rights and interests assigned to Lobo Resources, Ltd. in that Partial Assignment of Oil and Gas Leases as more particularly described in subject partial

Assignment of Oil and Gas Leases dated effective October 23, 1990 of record in Volume 112, Page 780, Official Records, Duval County, Texas and that certain unrecorded letter agreement dated October 23, 1990 by and between El Mesquite Joint Venture I, by Humberto Fasci, III, et al., as Assignor, and Lobo Resources, Ltd., as Assignee.

An undivided 43.642612% Working Interest, equal to a Net Revenue Interest of 32.732% in and to that certain Oil and Gas Lease dated May 20, 1988, by and between Octavio F. Pena, Jr., as Lessor and Lobo Resources, Ltd., as Lessee; covering 95.413 acres out of 245.619 acre tract; "El Mesquite" Grant; Abstract 612, Duval County, Texas, said lease of record in Volume 52, Pages 195-198, of the Official Records of Duval County, Texas, SAVE and EXCEPT that certain 47.6 acres included in that certain DESIGNATION OF UNIT, BECKER, ET AL. GAS UNIT NO. 1 of record in Volume 2, Pages 619-626 of the Official Records of Duval County, Texas, which reference to such Lease and its recording is herein made for a more particular description of the lands leased therein. SAVE AND EXCEPT ALL DEPTHS BELOW 6,000 FEET BELOW THE SURFACE OF SAID LANDS DESCRIBED IN HEREINABOVE DESCRIBED LEASE.

Together with all rights and interests assigned to Lobo Resources, Ltd. in that Partial Assignment of Oil and Gas Leases as more particularly described in subject Partial Assignment of Oil and Gas Leases dated effective October 23, 1990 of record in Volume 112, Page 780, Official Records, Duval County, Texas and that certain unrecorded letter agreement dated October 23, 1990 by and between El Mesquite Joint Venture I, by Humberto Fasci, III, et al., as Assignor, and Lobo Resources, Ltd., as Assignee.

An undivided 43.642612% Working Interest, equal to a Net Revenue Interest of 32.732% in and to that certain Oil and Gas Lease dated May 20, 1988, by and between George O. Pena, as Lessor and Lobo Resources, Ltd., as Lessee; covering
106.346 acres out of 245.519 acre tract; "El Mesquite" Grant'; Abstract 612, Duval County, Texas, said lease of record in Volume 52, Pages 199-202, of the Official Records of Duval county, Texas. SAVE AND EXCEPT that certain 52.92 acres included in that certain DESIGNATION OF UNIT, BECKER, ETAL. GAS UNIT NO. 1 of record in volume 2, Pages 619-626 of the Official Records of Duval County, Texas, which reference to such Lease and its recording is herein made for a more particular description of lands leased therein. SAVE AND EXCEPT ALL DEPTHS BELOW 6,000 FEET BELOW THE SURFACE OF SAID LANDS DESCRIBED IN HEREINABOVE DESCRIBED LEASE.

Together with all rights and interests assigned to Lobo Resources, Ltd. in that Partial Assignment of Oil, Gas and Mineral Leases as more particularly described in subject Partial Assignment of Oil and Gas Leases dated effective October 23, 1990 of record in Volume 112, Page 780, Official Records, Duval County, Texas and that certain unrecorded letter agreement dated October 23, 1990 by and between El Mesquite Joint Venture I, by Humberto Fasci, III, et al., as Assignor, and Lobo Resources, Ltd., as Assignee.

A. BENAVIDES NOS. E-1 & E-2

An undivided 50% Working Interest, equal to a Net Revenue Interest of 37.5% in and to that certain Oil and Gas Lease dated August 8, 1989, by and between Cleotilde F. Benavides and Sara Alicia B. Trautmann, Independent Executrix of the Estate of Alonzo Benavides, as Lessor, and Lobo Resources, Ltd., as Lessee; covering 357.69 acres out of Subdivision No. 1 of the S. J. Carpenter Subdivision and also out of the Gonzalez tract out of El Mesquite Grant, Duval County, Texas, all more particularly described in that certain memorandum of Oil and Gas Lease dated August 30, 1989, recorded in volume 81, Pages 207-211, Official Records of Duval County, Texas.

Together with all rights and interests assigned to Lobo Resources, Ltd. in that Partial Assignment of Oil and Gas Leases as more particularly described in subject Partial Assignment of Oil and Gas Leases dated effective October 23, 1990 of record in Volume 112, Page 780, Official Records, Duval County, Texas and that certain unrecorded letter agreement dated October 23, 1990 by and between El Mesquite Joint Venture I, by Humberto Fasci, III, et al., as Assignor, and Lobo Resources, Ltd., as Assignee.

An undivided 50% Working Interest, equal to a Net Revenue Interest of 37.5% in and to that certain Oil, Gas and Mineral Lease dated September 22, 1989, by and between Joseph Elvin Tilton, as Lessor, and Lobo Resources, Ltd., as Lessee, covering property situated in Duval County, Texas and being all of Lessor's interest, believed to be an undivided 194/494 interest, in and to 37.29 acres of land out of A-612, Duval County, Texas, described as the southwest 37.29 acres of Share 8 as per the partition of the 494 acre Gonzalez Tract, of record in Volume 40, Pages 227-232, Duval County Deed Records, Surface to 6000 feet only, said Oil, Gas and Mineral Lease of record in the Official Records of Duval County, Texas.

Together with all rights and interests assigned to Lobo Resources, Ltd. in that Partial Assignment of Oil and Gas Leases as more particularly described in subject Partial Assignment of Oil and Gas Leases dated effective October 23, 1990 of record in Volume 112, Page 780, Official Records, Duval County, Texas and that certain unrecorded letter agreement dated October 23, 1990 by and between El Mesquite Joint Venture I, by Humberto Fasci, III, et al., as Assignor, and Lobo Resources, Ltd., as Assignee.

RODOLFO PEREZ ET AL NO. 1

An undivided 50% Working Interest, equal to an undivided Net Revenue Interest of 37.5% in and to that certain Oil, Gas and Mineral Lease dated September 22, 1989, by and between Joseph Elvin Tilton, as Lessor, and Lobo Resources, Ltd., as Lessee, covering property situated in Duval County, Texas and being all of Lessor's interest, believed to be an undivided 194/494 interest, in and to
86.91 acres of land, more or less, located in A-612, Duval County, Texas, and being the same 86.91 acres describe in Oil and Gas Lease, dated December 22, 1988, from Rodolfo C. Perez and Herminia C. Perez to lobo Resources, Ltd., as recorded in Volume 66, Page 322, Official Records of Duval County, Texas, Surface to 6000 feet only, said Oil, Gas and Mineral Lease of record in the Official Records of Duval County, Texas.

Together with all rights and interests assigned to Lobo Resources, Ltd. in that Partial Assignment of Oil and Gas Leases as more particularly described in subject Partial Assignment of Oil and Gas leases dated effective October 23, 1990 of record in volume 112, Page 780, Official Records, Duval County, Texas and that certain unrecorded letter agreement dated October 23, 1990 by and between El Mesquite Joint Venture I, by Humberto Fasci, III, et al., as Assignor, and Lobo Resources, Ltd., as Assignee.


MOORE'S ORCHARD FIELD


An undivided 36.956522% Working Interest, equal to an undivided 25.869565% Net Revenue Interest in and to that certain Oil, Gas and Mineral Lease, as amended, dated September 23, 1924, by and between John M. Moore, et al., as Lessor, and Gulf Production Company, as Lessee, of record in Volume 102, Pages 516-519 of the Deed Records of fort Bend County, Texas, each of the hereinbelow described tracts more particularly described in Assignments and Agreements by and between Chevron U.S.A., Inc. as Assignor, and Lobo Resources, Ltd., as Lessee, and subject to all terms, conditions, acreage defined, restirctions, stipulations and obligations of the parties - that certain Farmout Agreement from Chevron U.S.A., Inc. to Lobo Resources, Ltd., dated November 27, 1989. INSOFAR AND ONLY INSOFAR as said Oil and Gas Leases covers leasehold rights covering the herein described lands:

         (1) Forty (40) acre tract surrounding THE J. M. MOORE WELL NO. 1; Forty (40) acre tract surrounding the J. M. MOORE A WELL NO. 1; Forty
         (40) acre tract surrounding the J. M. MOORE B WELL NO. 1R; all as more particularly described in that certain In Lieu of Assignment dated effective June 5, 1991, by and between, Chevron U.S.A., Inc. as Assignor, and Lobo Resources, Ltd., as Assignee. Said assignment of Record in Volume 2449, page 706-718, Official Records of Fort Bend County, Texas and also of Record in Volume 2605, pages 2419-2432, Official Records of Fort Bend County, Texas.

         (2) Forty (40) acre tract surrounding the J. M. MOORE C WELL NO. 1 as more as more particularly described in that certain Assignment dated effective November 1, 1991, by and between, Chevron U.S.A., Inc. as Assignor, and Lobo Resources, Ltd., as Assignee. Said assignment of Record in Volume 2459, Pages 2510-2516, Official Records of Fort Bend County, Texas, as amended in Amendment of Assignment and Agreement dated effective November 1, 1991 of Record in Volume 2619, Pages 878-883, Official Records of Fort Bend County, Texas.

         (3) Forty (40) acre tract surrounding the J. M. MOORE E WELL NO. 1 as more particularly described in that certain Assignment dated effective February 27, 1992, by and between, Chevron U.S.A., Inc. as Assignor, and Lobo Resources, Ltd., as Assignee. Said assignment of Record in Volume 2504, Pages 1246- 1256, Official Records of Fort Bend County, Texas, as amended in Amendment of Assignment and Agreement dated effective February 27, 1992 of Record in Volume 2619, Pages 874-877, Official Records of Fort Bend County, Texas.

         (4) Forty (40) acre tract surrounding the J. M. MOORE F WELL NO. 1 as more particularly described in that certain Assignment dated effective March 21, 1993, by and between Chevron U.S.A., Inc. as Assignor, and Lobo Resources, Ltd., as Assignee. Said assignment of Record in Volume 2530, Pages 2155- 2161, Official Records of Fort Bend County, Texas, as amended in Amendment of Assignment and Agreement dated effective March 21, 1993.

         (5) Forty (40) acre tract surrounding the J. M. MOORE H. WELL NO. 1 as more particularly described in that certain Assignment dated effective November 3, 1992, by and between, Chevron U.S.A., Inc. as Assignor, and Lobo Resources, Ltd., as Assignee. Said assignment of Record in Volume 2524, Pages 1502- 1509, Official Records of Fort Bend County, Texas.


EL MESQUITE FIELD


An undivided 25.00% Working Interest equal to an undivided 18.75% Net Revenue Interest before payout in and to that certain Oil and Gas Lease dated December 12, 1985, between Dana Hellen Minerals, Ltd., as Lessor, and Santa Fe Energy Company, as Lessee, recorded in Volume 114, Page 65 of the Oil and Gas Lease Records of Jim Hogg County, Texas, covering 1000 acres of land, more or less, situated in the Duval County School Land Survey No. 150, A-365, Jim Hogg County, Texas, and being more fully described therein, hereinafter referred to as the "Lease' INSOFAR AND ONLY INSOFAR as the Lease covers and pertains to the following acreage and depths:

         TRACT TWO: 352 acres of land, more or less, out of the Duval County School Land Survey, Abstract No. 265, Survey No. 150, Jim Hogg County, Texas, as described in that certain Unit Designation of the H.
         P. ELLSWORTH O & G PROPERTIES, #1 DANA HELLEN GAS UNIT, dated January 8, 1990, by and between H. P. ELLSWORTH, d/b/a H. P. ELLSWORTH OIL AND GAS PROPERTIES, WILLIAM E. COLSON AND WILLIAM STUBBS, III and recorded in Volume 131, Page 24 of the Oil and Gas Lease Records of Jim Hogg County, Texas, INSOFAR AND ONLY INSOFAR as it covers and pertains to horizons and oil and gas contained therein from the surface of the ground to 100 feet below the stratigraphic equivalent of the base of the El Mesquite 5,200' sand as found in the H. P. Ellsworth O & G Properties #1 Dana Hellen Well;

being acreage and depths reserved by Grantor in Partial Reassignment of Oil and Gas Lease from Grantor to Santa Fe Energy Operating Partners, L. P., et al., on February 1, 1990, as recorded in Volume 131, Pages 130-132 of the Oil and Gas Lease Records of Jim Hogg County, Texas, and to be assigned to Dan A. Hughes Company by H. P. Ellsworth, et al. under Assignment and Bill of Sale effective July 1, 1990.

Together with all rights and interests assigned to Lobo Resources, Ltd. in that Partial Assignment of Oil and Gas Leases as more particularly described in subject Partial Assignment of Oil and Gas Leases dated effective October 23, 1990 of record in Volume 112, Page 780, Official Records, Duval County, Texas and that certain unrecorded letter agreement dated October 23, 1990 by and between El Mesquite Joint Venture I, by Humberto Fasci, III, et al., as Assignor, and Lobo Resources, Ltd., as Assignee.

DANA HELLEN NO. C-1-T

An undivided 50.00% Working Interest equal to an undivided 32.50% Net Revenue Interest before payout in and to Oil and Gas Lease dated December 12, 1985, between Dana Hellen Minerals, Ltd., as Lessor, and Santa Fe Energy Company, as Lessee, recorded in Volume 114, Page 65 of the Oil and Gas Lease Records of Jim Hogg County, Texas covering 1000 acres of land, more or less, situated in the Duval County School land Survey No. 150 A-365, Jim Hogg County, Texas, and being more fully described therein, hereinafter referred to as the "Lease"; INSOFAR AND ONLY INSOFAR as the Lease covers and pertains to the following acreage and depths.

         Tract One: 352 acres of land, more or less, out of the Duval County School Land Survey, Abstract No. 265, Survey No. 150, Jim Hogg County, Texas, as described in that certain Unit Designation of the H.
         P. ELLSWORTH O & G PROPERTIES, #3 DANA HELLEN GAS UNIT, dated January 8, 1990, by and between H. P. ELLSWORTH, d/b/a H. P. ELLSWORTH OIL AND GAS PROPERTIES, WILLIAM E. COLSON and WILLIAM STUBBS, III and recorded in Volume 131, Page 1 of the Oil and Gas Lease Records of Jim Hogg County, Texas INSOFAR AND ONLY INSOFAR as it covers and pertains to horizons and oil and gas contained therein from the surface of the ground to 100 feet below the stratigraphic equivalent of the base of the El Mesquite 5,200' sand as found in the H. P. Ellsworth O & G Properties #3 Dana Hellen Well;

being acreage and depths reserved by Grantor in Partial Reassignment of Oil and Gas Lease from Grantor to Santa Fe Energy Operating Partners, L. P., et al., on February 1, 1990, as recorded in Volume 131, Pages 130-132 of the Oil and Gas Lease records of Jim Hogg County, Texas, and to be assigned to Dan A. Hughes Company by H. P. Ellsworth, et al. under Assignment and Bill of Sale effective July 1, 1990.

Together with all rights and interests assigned to Lobo Resources, Ltd. in that Partial Assignment of Oil and Gas Leases as more particularly described in subject Partial Assignment of Oil and Gas leases dated effective October 23, 1990 of record in Volume 112, Page 780, Official Records, Duval County, Texas and that certain unrecorded letter agreement dated October 23, 1990 by and between El Mesquite Joint Venture I, by Humberto Fasci, III, et al., as Assignor, and Lobo Resources, Ltd., as Assignee.


BENNETT RANCH FIELD

DRISCOLL FOUNDATION  NOS. 1, 2, 3 & 4

An undivided 90% Working Interest, equal to an undivided 67.5% Net Revenue Interest in and to that certain oil and Gas Lease dated March 21, 1990, executed by Robert

Driscoll and Julia Driscoll and Robert Driscoll, Jr. Foundation, as Lessor to Lobo Resources, Ltd., as Lessee, which lease is recited in Notice of Oil and Gas Lease dated April 2, 1990 but to be effective March 21, 1990 of record in Vol. 94, pp. 228-229, Lease Records of Duval County, Texas, covering the following described property.

         160 acres being the Southwest corner of Lot 65, Sweden Farm Lots Subdivision of the "Santa Rosalia" Grant; Abstract 476, Duval County, Texas; and that certain Oil and Gas Lease dated September 14, 1990, executed by Robert Driscoll, Julia Driscoll and Robert Driscoll, Jr. Foundation, Co-Trustees T.S. Scibienski, Nettie Ruth Hoskons and C. Ivan Wilson, as Lessors, and Lobo Resources, Ltd., as Lessees, covering 1440 acres, more or less described in that certain notice of Oil and Gas Lease of Record in Volume 105, Pages 806-809, Official Records of Duval County, Texas and more particularly described in that Designation of Unit Document dated May 19, 1993 of record in Volume 149, Pages 428-435, Official Records, Duval County, Texas.

An undivided 90% Working Interest, equal to an undivided 67.5% Net Revenue Interest in and to that certain Oil and Gas Lease dated September 14, 1990, executed by Roberto Driscoll, Julia Driscoll and Robert Driscoll, Jr. Foundation, Co- Trustees T.S. Scibienski, Nettie Ruth Hoskons and C. Ivan Wilson, as Lessors, and Lobo Resources, Ltd., as described in that certain notice of Oil and Gas Lease of Record in Volume 105, Pages 806-809, Official Records of Duval County, Texas; said lands being more particularly described in that Designation of Unit Document dated May 19, 1993 of record in Volume 149, Pages 428-435, Official Records, Duval County, Texas.


EL MESQUITE FIELD


An undivided 25% Working Interest equal to an 18.75% Net Revenue Interest in and to that certain Oil and Gas Lease dated September 1, 1991, executed by J.
H. Dinn and Elvella D. Mann, Co-Trustees of the Dinn Mineral Trusts, as Lessor, to Lobo Resources, Ltd. and PG&E Resources Company, as Lessee: covering 907.88 acres, being all of Survey 666, Abstract No. 1871, Original Grantee J. Poitenent, containing 653.88 acres of land, more or less and the South 254 acres of Survey 62, Duval County, Abstract No. 1904, Certificate 7943, Original Grantee J. T. Dinn, being all of that portion of said Survey 62 which lies between Survey 666 (hereinabove described) and Survey 454, together with that portion of Survey 62 along the Northerly boundary line of Survey 666 and the Southerly boundary line of Survey 143, situated in Duval County, Texas; covering depths below 4,500'. Said Oil and Gas Lease of record in Book 1377, Pages 634-656, Official Records, Duval County, Texas. SAVE AND EXCEPT ALL LEASEHOLD ACREAGE DESCRIBED HEREINABOVE THAT LIES NORTH OF THE SOUTH FIVE HUNDRED (500) LEASEHOLD ACRES OF SAID OIL AND GAS LEASE.

SEGNO FIELD


An undivided 100% Working Interest equal to 15.90% Net Revenue Interest in and to that certain Oil and Gas Lease, by and between, David L. Wing, as Lessor, and Lobo Resources, Ltd., as Lessee, dated March 3, 1992, covering 62.50 acres, more or less, situated in the I. & G. N. Railroad Section No. 13, Abstract No. 666, Polk County, Texas; being comprised of the North 31.25 acres and the South
31.25 acres of that certain 100 acre tract described as "Tract #1" in the certain Partial Release dated June 21, 1934, executed by Gulf Production Company, as recorded in Volume 16, Page 294 of the Oil, Gas and Mineral Records, Polk County, Texas; being the same 62.5 acres set aside to Caroline R. Wing et al in that certain Partition Deed dated October 14, 1936, as recorded in Volume 109, Page 94 of the Deed Records of Polk County, Texas. Said Oil, Gas and Mineral Lease of record in Volume 840, Page 675 in the Official Records of Polk County, Texas. Said Oil and Gas Lease subject to that certain conveyance of Overriding Royalty Interest from Lobo Resources, Ltd., (Lobo) to Morgan Guaranty Trust of New York, as Trustee (Morgan) effective February 2, 1992 as recorded in Volume 841, Page 578 of the Official Records, Polk County, Texas and Volume 943, Page 216 of Official Hardin County, Texas Records and that certain Ancillary Agreement between Lobo and Morgan. Said Oil and Gas Lease was amended by instrument February 21, 1995, as recorded in Volume 966, Page 709 of the Official Records of Polk County, Texas.

An undivided 100% Working Interest equal to 15.90% Net Revenue Interest in and to that certain Oil and Gas Lease, by and between, Constance C. Duncan (formerly known as Constance Duncan Johnson), as Lessor, and Lobo Resources, Ltd., as Lessee, dated March 3, 1992, covering 62.50 acres, more or less, situated in the I. & G. N. Railroad Section No. 13, Abstract No. 666, Polk County, Texas; being comprised of the North 31.25 acres and the South 31.25 acres of that certain 100 acre tract described as "Tract #1" in that certain Partial Release dated June 21, 1934, executed by Gulf Production Company, as recorded in Volume 16, Page 294 of the Oil, Gas and Mineral Records, Polk County, Texas; being the same 62.5 acres set aside to Caroline R. Wing et al in that certain Partition Deed dated October 14, 1936, as recorded in Volume 109, Page 94 of the Deed Records of Polk County, Texas. Said Oil, Gas and Mineral Lease of record in Volume 841, Page 358 in the Official Records of Polk County, Texas. Said Oil and Gas Lease subject to that certain conveyance of Overriding Royalty Interest from Lobo Resources, Ltd., (Lobo) to Morgan Guaranty Trust of New York, as Trustee (Morgan) effective February 2, 1992 as recorded in Volume 841, Page 578 of the Official Records of Polk County, Texas and Volume 943, Page 216 of Official Hardin County, Texas Records and that certain unrecorded Ancillary Agreement between Lobo and Morgan. Said Oil and Gas Lease was amended by instrument February 23, 1995, as recorded in Volume 975, Page 461 of the Official Records of Polk County, Texas.

An undivided 100% Working Interest equal to 15.90% Net Revenue Interest in and to that certain Oil and Gas Lease, by and between, Frank Davenport Duncan, III, as Lessor, and Lobo Resources, Ltd., as Lessee, dated March 3, 1992, covering
62.50 acres, more or less, situated in the I. & G. N. Railroad Section No. 13, Abstract No. 666, Polk County, Texas; being comprised of the North 31.25 acres and the South 31.25 acres of that certain 100 acre tract described as "Tract #1" in the certain Partial Release dated June 21, 1934, executed by Gulf Production Company, as recorded in Volume 16, page 294 of the Oil, Gas and Mineral Records, Polk County, Texas; being the same 62.5 acres set aside to Caroline R. Wing et al in that certain Partition Deed dated October 14, 1936, as recorded in Volume 109, Page 94 of the Deed Records of Polk County, Texas. Said Oil, Gas and Mineral Lease of record in Volume 841, Page 360 in the Official Records of Polk County, Texas. Said Oil and Gas Lease subject to that certain conveyance of Overriding Royalty Interest from Lobo Resources, Ltd.,
(Lobo) to Morgan Guaranty Trust of New York (Morgan) effective February 2, 1992 as recorded in Volume 841, Page 578 of the Official Records, Polk County, Texas and Volume 943, Page 216 of Official Hardin County, Texas Records and that certain Ancillary Agreement between Lobo and Morgan. Said Oil and Gas Lease was amended by instrument February 20, 1995, as recorded in Volume 965, Page 550 of the Official Records of Polk County, Texas.

An undivided 100% Working Interest equal to 15.90% Net Revenue Interest in and to that certain Oil and Gas Lease, by and between, Larry Kamanitz and First National Bank of Maryland, Trustees under the will of Wilson M. Wing, as Lessor, and Lobo Resources, Ltd., as Lessee, dated March 3, 1992, covering
62.50 acres, more or less, situated in the I. & G. N. Railroad Section No. 13, Abstract No. 666, Polk County, Texas; being comprised of the North 31.25 acres and the South 31.25 acres of that certain 100 acre tract described as "Tract #1" in the certain Partial Release dated June 21, 1934, executed by Gulf Production Company, as recorded in Volume 16, Page 294 of the Oil, Gas and Mineral Records, Polk County, Texas; being the same 62.5 acres set aside to Caroline R. Wing et al in that certain Partition Deed dated October 14, 1936, as recorded in Volume 109, Page 94 of the Deed Records of Polk County, Texas. Said Oil, Gas and Mineral Lease of record in Volume 858, Page 582 in the Official Records of Polk County, Texas. Said Oil and Gas Lease subject to that certain conveyance of Overriding Royalty Interest from Lobo Resources, Ltd.,
(Lobo) to Morgan Guaranty Trust of New York (Morgan) effective February 2, 1992 as recorded in Volume 841, Page 578 of the Official Records, Polk County, Texas and Volume 943, Page 216 of Official Hardin County, Texas Records and that certain Ancillary Agreement between Lobo and Morgan. Said Oil and Gas Lease was amended by instrument March 2, 1995, as recorded in Volume 964, Page 852 of the Official Records of Polk County, Texas.

An undivided 100% Working Interest equal to 15.90% Net Revenue Interest in and to that certain Oil and Gas Lease, by and between, Daniel C. Wing, as Lessor, and Lobo Resources, Ltd., as Lessee, dated March 3, 1992, covering 62.50 acres, more or less, situated in the I. & G. N. Railroad Section No. 13, Abstract No. 666, Polk County, Texas; being comprised of the North 31.25 acres and the South
31.25 acres of that certain 100 acre tract described as "Tract #1" in the certain Partial Release dated June 21, 1934, executed by Gulf Production Company, as recorded in Volume 16, Page 294 of the Oil, Gas and Mineral Records, Polk County, Texas; being the same 62.5 acres set aside to Caroline R. Wing et al in that certain Partition Deed dated October 14, 1936, as recorded in Volume 109, Page 94 of the Deed Records of Polk County, Texas. Said Oil, Gas and Mineral Lease of record in Volume 847, Page 623 in the Official Records of Polk County, Texas. Said Oil and Gas Lease subject to that certain conveyance of Overriding Royalty Interest from Lobo Resources, Ltd., (Lobo) to Morgan Guaranty Trust of New York (Morgan) effective February 2, 1992 as recorded in Volume 841, Page 578 of the Official Records, Polk County, Texas and Volume 943, Page 216 of Official Hardin County, Texas Records and that certain Ancillary Agreement between Lobo and Morgan. Said Oil and Gas Lease was amended by instrument February 24, 1995, as recorded in Volume 964, Page 849 of the Official Records of Polk County, Texas.

An undivided 100% Working Interest equal to 15.90% Net Revenue Interest in and to that certain Oil and Gas Lease, by and between, Deborah Wing Korol, as Lessor, and Lobo Resources, Ltd., as Lessee, dated March 3, 1992, covering
62.50 acres, more or less, situated in the I. & G. N. Railroad Section No. 13, Abstract No. 666, Polk County, Texas; being comprised of the North 31.25 acres and the South 31.25 acres of that certain 100 acre tract described as "Tract #1" in the certain Partial Release dated June 21, 1934, executed by Gulf Production Company, as recorded in Volume 16, Page 294 of the Oil, Gas and Mineral Records, Polk County, Texas; being the same 62.5 acres set aside to Caroline R. Wing et al in that certain Partition Deed dated October 14, 1936, as recorded in Volume 109, Page 94 of the Deed Records of Polk County, Texas. Said Oil, Gas and Mineral Lease of record in Volume 849, Page 169 in the Official Records of Polk County, Texas. Said Oil and Gas Lease subject to that certain conveyance of Overriding Royalty Interest from Lobo Resources, Ltd.,
(Lobo) to Morgan Guaranty Trust of New York (Morgan) effective February 2, 1992 as recorded in Volume 841, Page 578 of the Official Records, Polk County, Texas and Volume 943, Page 216 of Official Hardin County, Texas Records and that certain Ancillary Agreement between Lobo and Morgan. Said Oil and Gas Lease was amended by instrument February 28, 1995, as recorded in Volume 969, Page 490 of the Official Records of Polk County, Texas.

An undivided 100% Working Interest equal to 15.68% Net Revenue Interest in and to that certain Oil and Gas Lease, by and between, Louis N. Madeira, Jr., as Lessor, and Lobo Resources, Ltd., as Lessee, dated March 3, 1992, covering
62.50 acres, more or less, situated in the I. & G. N. Railroad Section No. 13, Abstract No. 666, Polk County, Texas; being comprised of the North 31.25 acres and the South 31.25 acres of that certain 100 acre tract described as "Tract #1" in the certain Partial Release dated June 21, 1934, executed by Gulf Production Company, as recorded in Volume 16, Page 294 of the Oil, Gas and Mineral Records, Polk County, Texas; being the same 62.5 acres set aside to Caroline R. Wing et al in that certain Partition Deed dated October 14, 1936, as recorded in Volume 109, Page 94 of the Deed Records of Polk County, Texas. Said Oil, Gas and Mineral Lease of record in Volume 847, Page 626 in the Official Records of Polk County, Texas. Said Oil and Gas Lease subject to that certain conveyance of Overriding Royalty Interest from Lobo Resources, Ltd.,
(Lobo) to Morgan Guaranty Trust of New York (Morgan) effective February 2, 1992 as recorded in Volume 841, Page 578 of the Official Records, Polk County, Texas and Volume 943, Page 216 of Official Hardin County, Texas Records and that certain Ancillary Agreement between Lobo and Morgan. Said Oil and Gas Lease was amended by instrument February 28, 1995, as recorded in Volume 968, Page 282 of the Official Records of Polk County, Texas.

An undivided 100% Working Interest equal to 15.68% Net Revenue Interest in and to that certain Oil and Gas Lease, by and between, Ann M. Leonard (formerly known as Ann M. Flemer), as Lessor, and Lobo Resources, Ltd., as Lessee, dated March 3, 1992, covering 62.50 acres, more or less, situated in the I. & G. N. Railroad Section No. 13, Abstract No. 666, Polk County, Texas; being comprised of the North 31.25 acres and the South 31.25 acres of that certain 100 acre tract described as "Tract #1" in the certain Partial Release dated June 21, 1934, executed by Gulf Production Company, as recorded in Volume 16, Page 294 of the Oil, Gas and Mineral Records, Polk County, Texas; being the same 62.5 acres set aside to Caroline R. Wing et al in that certain Partition Deed dated October 14, 1936, as recorded in Volume 109, Page 94 of the Deed Records of Polk County, Texas. Said Oil, Gas and Mineral Lease of record in Volume 847, Page 630 in the Official Records of Polk County, Texas. Said Oil and Gas Lease subject to that certain conveyance of Overriding Royalty Interest from Lobo Resources, Ltd., (Lobo) to Morgan Guaranty Trust of New York (Morgan) effective February 2, 1992 as recorded in Volume 841, Page 578 of the Official Records, Polk County, Texas and Volume 943, Page 216 of Official Hardin County, Texas Records and that certain Ancillary Agreement between Lobo and Morgan. Said Oil and Gas Lease was amended by instrument February 21, 1995, as recorded in Volume 964, Page 846 of the Official Records of Polk County, Texas.

An undivided 100% Working Interest equal to 15.68% Net Revenue Interest in and to that certain Oil and Gas Lease, by and between, Rhode Island Hospital Trust and Lewis N. Madeira, Sr., Co-Trustees under the Trusts created under the Will of Sally Wing Madeira, as Lessor, and Lobo Resources, Ltd., as Lessee, dated March 20,1992, covering 62.50 acres, more or less, situated in the I. & G. N. Railroad Section No. 13, Abstract No. 666, Polk County, Texas; being comprised of the North 31.25 acres and the South 31.25 acres of that certain 100 acre tract described as "Tract #1" in the certain Partial Release dated June 21, 1934, executed by Gulf Production Company, as recorded in Volume 16, Page 294 of the Oil, Gas and Mineral Records, Polk County, Texas; being the same 62.5 acres set aside to Caroline R. Wing et al in that certain Partition Deed dated October 14, 1936, as recorded in Volume 109, Page 94 of the Deed Records of Polk County, Texas. Said Oil, Gas and Mineral Lease of record in Volume 858, Page 584 in the Official Records of Polk County, Texas. Said Oil and Gas Lease subject to that certain conveyance of Overriding Royalty Interest from Lobo Resources, Ltd., (Lobo) to Morgan Guaranty Trust of New York (Morgan) effective February 2, 1992 as recorded in Volume 841, Page 578 of the Official Records, Polk County, Texas and Volume 943, Page 216 of Official Hardin County, Texas Records and that certain Ancillary Agreement between Lobo and Morgan. Said Oil and Gas Lease was amended by instrument February 23, 1995, as recorded in Volume 965, Page 556 of the Official Records of Polk County, Texas.

An undivided 100% Working Interest equal to 15.68% Net Revenue Interest in and to that certain Oil and Gas Lease, by and between Louise H. Wing, et al as Lessor, and Lobo

Resources, Ltd., as Lessee, dated May 19, 1992, covering 31.25 acres more or less, situated in the I. & G. N. Railroad Section No. 13, Abstract No. 666, Polk County, Texas; being comprised of the North 31.25 acres of that certain 100 acre tract described as "Tract #1" in the certain Partial Release dated June 21, 1934, executed by Gulf Production Company, as recorded in Volume 16, Page 294 of the Oil, Gas and Mineral Records, Polk County, Texas, being the Northernmost 31.25 acres of the 62.5 acres set aside to Caroline R. Wing et al in that certain Partition Deed dated October 14, 1936, as recorded in Volume 109, Page 94 of the Deed Records of Polk County, Texas. Said Oil, Gas and Mineral Lease of record in Volume 858, Page 595 of the Official Records of Polk County, Texas. Said Oil and Gas Lease subject to that certain Conveyance of Overriding Royalty Interest from Lobo Resources, Ltd., (Lobo) to Morgan Guaranty Trust of New York (Morgan) effective February 2, 1992 as recorded in Volume 841, Page 578 of the Official Records, Polk County, Texas and Volume 943, Page 216 of Official Hardin County, Texas Records and that certain unrecorded Ancillary Agreement between Lobo and Morgan. Said Oil and Gas Lease was amended by instrument March 6, 1995, as recorded in Volume 968, Page 278 of the Official Records of Polk County, Texas.

An undivided 100% Working Interest equal to 15.68% Net Revenue Interest in and to that certain Oil, Gas and Mineral Lease, by and between, Nicholas Madeira, as Lessor, and Lobo Resources, Ltd., as Lessee, dated May 19, 1992, covering
31.25 acres, more or less, situated in the I. & G. N. Railroad Section No. 13, Abstract No. 666, Polk County, Texas, being comprised of the North 31.25 acres of that certain 100 acre tract described as "Tract #1" in the certain Partial Release dated June 21, 1934, executed by Gulf Production Company, as recorded in Volume 16, Page 294 of the Oil, Gas and Mineral Records of Polk County, Texas; being the Northernmost 31.25 acres of the 62.5 acres set aside to Caroline R. Wing, et al in that certain Partition Deed dated October 14, 1936, as recorded in Volume 109, Page 94 of the Deed Records of Polk County, Texas. Said Oil, Gas and Mineral Lease of record in Volume 858, Page 602 of the Official Records of Polk County, Texas. Said Oil and Gas Lease subject to that certain Conveyance of Overriding Royalty Interest from Lobo Resources, Ltd.
(Lobo) to Morgan Guaranty Trust of New York (Morgan) effective February 2, 1992 as recorded in Volume 841, Page 578 of the Official Records Polk County, Texas and Volume 943, Page 216 of Official Hardin County, Texas Records and that certain unrecorded Ancillary Agreement between Lobo and Morgan. Said Oil and Gas Lease was amended by instrument March 15, 1995, as recorded in Volume 966, Page 706 of the Official Records of Polk County, Texas.

An undivided 100% Working Interest equal to 15.68% Net Revenue Interest in and to that certain Oil and Gas Lease, by and between, Rhode Island Hospital Trust, Independent Executor of the Estate of Allegra Maynard, Deceased, as Lessor, and Lobo Resources, Ltd., as Lessee, dated May 7, 1992, covering 62.5 acres, more or less, situated in the I. & G. N. Railroad Section No. 13, Abstract No. 666, Polk County, Texas, being comprised of the North 31.25 acres and the South
31.25 acres of that certain 100 acre tract described as "Parcel #1" in that certain Partial Release dated June 21, 1934, executed by Gulf Production Company, as recorded in Volume 26, Page 294 of the Oil, Gas and Mineral Records of Polk County, Texas and being the same 62.5 acres set aside to Caroline R. Wing in that certain Partition Deed dated October 14, 1936, as recorded in Volume 109, Page 94 of the Deed Records of Polk County, Texas. Said Oil, Gas and Mineral Lease of record in Volume 858, Page 629 in the Official Records of Polk County, Texas. Said Oil and Gas Lease subject to that certain conveyance of Overriding Royalty Interest from Lobo Resources, Ltd., (Lobo) to Morgan Guaranty Trust of New York (Morgan) effective February 2, 1992 as recorded in Volume 841, Page 578 of the Official Records, Polk County, Texas and Volume 943, Page 216 of Official Hardin County, Texas Records and that certain Ancillary Agreement between Lobo and Morgan. Said Oil and Gas Lease was amended by instrument April 27, 1995, as recorded in Volume 972, Page 817 of the Official Records of Polk County, Texas.

An undivided 100% Working Interest equal to 15.68% Net Revenue Interest in and to that certain Oil and Gas Lease, by and between, Susan Wing, as Lessor, and Lobo Resources, Ltd., as Lessee, dated May 19, 1992, covering 31.25 acres, more or less, situated in the I. & G. N. Railroad Section No. 13, Abstract No. 666, Polk County, Texas, being comprised of the North 31.25 acres and the South
31.25 acres of that certain 100 acre tract described as "Tract #1" in the certain Partial Release dated June 21, 1934, executed by Gulf Production Company, as recorded in Volume 16, Page 294 of the Oil, Gas and Mineral Records, Polk County, Texas; being the Northermost 31.25 acres of the
62.5 acres set aside to Caroline R. Wing in that certain Partition Deed dated October 14, 1936, as recorded in Volume 109, Page 94 of the Deed Records of Polk County, Texas. Said Oil, Gas and Mineral Lease of record in Volume 858, Page 634 in the Official Records of Polk County, Texas. Said Oil and Gas Lease subject to that certain conveyance of Overriding Royalty Interest from Lobo Resources, Ltd., (Lobo) to Morgan Guaranty Trust of New York (Morgan) effective February 2, 1992 as recorded in Volume 841, Page 578 of the Official Records, Polk County, Texas and Volume 943, Page 216 of Official Hardin County, Texas Records and that certain Ancillary Agreement between Lobo and Morgan. Said Oil and Gas Lease was amended by instrument March 13, 1995, as recorded in Volume 965, Page 553 of the Official Records of Polk County, Texas.

An undivided 100% Working Interest equal to 14.8% Net Revenue Interest in and to that certain Oil and Gas Lease dated effective December 13, 1993 between Black Stone Minerals, as Lessor, and Lobo Resources, Ltd., as Lessee, covering 160 acres, more or less, being a part of the James Stephenson Survey, Abstract 523, Polk County, Texas and more particularly described in memorandum of Oil and Gas Lease. Said Memorandum of record in Volume 917, Pages 611-613, Polk County, Texas Official Records. Said Oil and Gas Lease subject to that certain conveyance of Overriding Royalty Interest from Lobo Resources, Ltd., (Lobo) to Morgan Guaranty Trust of New York, as trustee (Morgan) effective February 2, 1992 as recorded in Volume 841, Page 578 of the Official Records, Polk County, Texas and Volume 943, Page 216 of Official Hardin County, Texas Records and that certain Ancillary Agreement between Lobo and Morgan.


EL MESQUITE FIELD

RODOLFO PEREZ, ET AL NO. 1

An undivided 50% Working Interest equal to a 37.50% Net Revenue Interest in and to that certain Oil and Gas Lease, dated December 22, 1988, from Rodolfo C. Perez and Herminia C. Perez, to Lobo Resources, Ltd., covering 86.91 acres of land out of A-612 Duval County, Texas as recorded in Volume 66, Page 322, Official Records Duval County, Texas

Together with all rights and interests assigned to Lobo Resources, Ltd. in that Partial Assignment of Oil and Gas Leases as more particularly described in subject Partial Assignment of Oil and Gas Leases dated effective October 23, 1990 of record in Volume 112, Page 780, Official Records, Duval County, Texas and that certain unrecorded letter agreement dated October 23, 1990 by and between El Mesquite Joint Venture I, by Humberto Fasci, III, et al, Assignor, and Lobo Resources, Ltd., as Assignee.


GUERRA FIELD


All rights and interests reserved by Lobo Resources, Ltd., in and to the Oil and Gas Leases that were assigned to Tri-C Resources, Inc. in that certain assignment of Oil, Gas and Mineral leases dated effective August 24, 1993 between Lobo Resources, Ltd., a Texas Limited Partnership, as Assignor, and Tri-C Resources, Inc., as Assignee, covering lands situated in Duval and Webb Counties, Texas as described hereinbelow:

Oil and Gas Lease dated January 29, 1991 between Armando Leal, Individually and Attorney-in-Fact for Felicitas B. Leal; and Servando Leal, as lessor, and Lobo Resources, Ltd., and PG&E Resources Company. Said lease of record in Book 109, Page 205, Duval County, Book 1472, Page 220, Webb County. Said lease covering all of the N/2 of Survey 461, Webb County, A-1634 and Duval County A-1440, containing 329.02 acres, more or less, covering those certain depths as further described in lease.

EL MESQUITE FIELD


Seventy-five (75%) percent of all rights, title and interests reserved by Lobo Resources, Ltd. in and to that Partial Assignment of Oil and Gas Leases that were assigned to Mobil Producing Texas and New Mexico, Inc. dated August 27, 1990 between Lobo Resources, Ltd., a Texas Limited Partnership, as Assignor, and Mobil Producing Texas and New Mexico, Inc. as Assignee, covering lands situated in Duval County, Texas described hereinbelow as follows:

         (a) Oil and Gas Lease by and between Graciela V. Garza, et vir, as Lessor, and Lobo Resources, Ltd., as Lessee, dated April 20, 1988, and said lease being duly recorded in Volume 50, Page 398 of the Official Records of Duval County, Texas covering all of Lessor's interest in that certain 232.49 acres out of the "El Mesquite" Grant, A-612, Duval County, Texas.

         (b) Oil and Gas Lease by and between Herminia R. Valdez, a widow, et al, as Lessor, and Lobo Resources, Ltd., as Lessee, dated June 7, 1988, and said lease being duly recorded in Volume 53, Page 324 of the Official Records of Duval County, Texas, covering all of Lessor's interest in that certain 232.49 acres out of the "El Mesquite" Grant, A-612, Duval County, Texas.

         (c) Oil and Gas Lease by and between Elma V. Corona, et vir, as Lessor and Lobo Resources, Ltd., as Lessee, dated April 20, 1988, and said lease being duly recorded in Volume 50, page 402 of the Official Records of Duval County, Texas, covering all of Lessor's interest in that certain 232.49 acres out of the "El Mesquite" Grant, A-612, Duval County, Texas.

         (d) Oil and Gas Lease by and between Alfonso Valdez, et ux, as Lessor, and Lobo Resources, Ltd., as lessee, dated June 7, 1988, and said lease being duly recorded in Volume 53, Page 303 of the Official Records of Duval County, Texas covering all of Lessor's interest in that certain 232.49 acres out of the "El Mesquite" Grant, A-612, Duval County, Texas.

         (e) Oil and Gas Lease between Elton E. Specht, et ux, as Lessor, and Lobo Resources, Ltd., as Lessee, dated April 20, 1988, and said lease being duly recorded in Volume 50, Page 406 of the Official Records of Duval County, Texas covering all of Lessor's interest in that certain
         232.49 acres out of the "El Mesquite" Grant, A-612, Duval County,
         Texas.

         (f) Oil and Gas Lease by and between Maria V. Hinojosa, et vir, as Lessor, and Lobo Resources, Ltd., as Lessee, dated June 7, 1988, and said lease being duly recorded in Volume 53, Page 314 of the Official Records of Duval County, Texas covering all of Lessor's interest in that certain 232.49 acres out of the "El Mesquite" Grant, A-612, Duval County, Texas.

         (g) Oil and Gas Lease by and between Arturo Valdez, by and through his Attorney-in-Fact, Maria Garcia Valdez and wife, Maria de Jesus Garcia Valdez, Individually, as Lessor, and Lobo Resources, Ltd., as Lessee, dated April 20, 1988, and said lease being duly recorded in Volume 50, Page 410 of the Official Records of Duval County, Texas covering all of Lessor's interest in that certain 232.49 acres out of the "El Mesquite" Grant, A-612, Duval County, Texas.

         (h) Oil and Gas Lease by and between Sylvester Hernandez, Jr. and Norma Hernandez, as Lessor, and Lobo Resources, Ltd., as Lessee, dated April 20, 1988, and said lease being duly recorded in Volume 50, Page 414 of the Official Records of Duval County, Texas covering all of Lessor's interest in that certain 232.49 acres out of the "El Mesquite" Grant, A-612, Duval County, Texas.

         (i) Oil and Gas Lease by and between Jose A. Ramirez, et al, as Lessor, and Lobo Resources, Ltd., as Lessee, dated April 20, 1988, and said lease being duly recorded in Volume 53, Page 318 of the Official Records of Duval County, Texas covering all of Lessor's interest in that certain 232.49 acres out of the "El Mesquite" Grant, A-612, Duval County, Texas.

         (j) Oil and Gas Lease by and between Angelina P. Waterman, as Lessor, and Lobo Resources, Ltd., as Lessee, dated May 20, 1988, and said lease being duly recorded in Volume 52, Page 203 of the Official Records of Duval County, Texas covering 10.94 acres of land more or less.

         (k) Oil and Gas Lease by and between Roberto P. Peralta and Luisa P. Moreno, as Lessor, and Lobo Resources, Ltd., as Lessee, dated May 20, 1988, and said lease being duly recorded in Volume 53, Page 310 of the Official Records of Duval County, Texas covering 10.94 acres of land, more or less.

         (l) Oil and Gas Lease by and between Octavio F. Pena, Jr., as Lessor, and Lobo Resources, Ltd., as Lessee, dated May 20, 1988, and said lease being duly recorded in Volume 52, Page 195 of the Official Records of Duval County, Texas covering 95.413 acres out of the "El Mesquite" Grant, A-612, Duval County, Texas; SAVE AND EXCEPT that certain 47.60 acres included in that certain DESIGNATION OF UNIT, BECKER, ET AL GAS UNIT NO. 1 of record in Volume 2, Page 619 of the Official Records of Duval County, Texas.

         (m) Oil and Gas Lease by and between George O. Pena, and Lobo Resources, Ltd., as Lessee, dated May 20, 1988, and said lease being duly recorded in Volume 52, Page 199 of the Official Records of Duval County, Texas covering 106.346 acres out of the "El Mesquite" Grant, A-612, Duval County, Texas; SAVE AND EXCEPT that certain 52.92 acres included in that certain DESIGNATION OF UNIT, BECKER ET AL GAS UNIT NO. 1 of record in Volume 2, Page 619 of the Official Records of Duval County, Texas.

         (n)  Oil and Gas Lease by and between Gus A. Becker and wife, Mildred
         L. Becker, as Lessor, and Lobo Resources, Ltd., as Lessee, dated July 24, 1981, and said lease being duly recorded in Volume 332, Page 15 of the Oil and Gas Lease Records of Duval County, Texas covering 247 acres out of the "El Mesquite" Grant, A-612, Duval County, Texas.

         (o) Oil and Gas Lease by and between Alicia Pena, et al, as Lessor, and Lobo Resources, Ltd., as Lessee, dated July 17, 1981, and said lease being duly recorded in Volume 332, Page 13 of the Oil and Gas Lease Records of Duval County, Texas covering 10.94 acres of land, more or less.

         (p) Oil and Gas Lease by and between Jesus G. Pena, as Lessor, and Lobo Resources, Ltd., as Lessee, dated July 17, 1981, and said lease being duly recorded in Volume 332, Page 20 of the Oil and Gas Lease Records of Duval County, Texas covering 10.94 acres out of the "El Mesquite" Grant, A-612, Duval County, Texas.

         (q) Oil and Gas Lease by and between Octavio F. Pena, Jr., as Lessor, and Lobo Resources, Ltd., as Lessee, dated July 17, 1981, and being duly recorded in Volume 332, Page 9 of the Oil and Gas Lease Records of Duval County, Texas covering 95.413 acres out of the "El Mesquite" Grant, A-612, Duval County, Texas; SAVE AND EXCEPT that certain

         47.813 acres included in that certain DESIGNATION OF UNIT, PENA-VALDEZ AS GAS UNIT NO. 1 of record in Volume 73, Page 436 of the Official Records of Duval County, Texas.

         (r) Oil and Gas Lease by and between George O. Pena, as Lessor, and Lobo Resources, Ltd., as Lessee, dated July 17, 1981, and said lease being duly recorded in Volume 332, Page 18 of the Oil and Gas Lease Records of Duval County, Texas covering 106.346 acres out of the "El Mesquite" Grant, A-612, Duval County, Texas; SAVE AND EXCEPT that certain 53.426 acres included in that certain DESIGNATION OF UNIT, PENA-VALDEZ AS GAS UNIT NO. 1 of record in Volume 73, Page 436 of the Official Records of Duval County, Texas.

         (s) Oil and Gas Lease by Manuel G. Serna, et al, as Lessor, and Lobo Resources, Ltd., as Lessee, dated January 13, 1989, and being duly recorded in Volume 69, Page 376 of the Official Records of Duval County, Texas covering 83.218 acres out of the "El Mesquite" Grant, A-612, Duval County, Texas.

         (t) Oil and Gas Lease by and between Cogie Fae Germer, as Lessor, and Lobo Resources, Ltd., as Lessee, dated June 2, 1988, and being duly recorded in Volume 53, Page 307 of the Official Records of Duval County, Texas covering 556 acres out of the "EL Mesquite" Grant, A-612, Duval County, Texas.

         (u) Oil and Gas Lease dated January 28, 1982, between John Temple Rogers, as Lessor, and Lobo Resources, Ltd., as Lessee, covering 615 acres of land, more or less, recorded in Volume 351, Page 254 of the Official Records of Duval County, Texas.

         (v) Oil and Gas Lease dated February 18, 1983, between Jose A. Ramirez, et al, as Lessor, and Lobo Resources, Ltd., as Lessee, covering 334.6 acres of land, more or less recorded in volume 356, Page 212 of the Official Records of Duval County, Texas.


SEGNO FIELD


Oil, Gas and Mineral Lease dated October 7, 1994, from Carla Ann Blumberg, et al, Lessor, to Lobo Energy, Inc., Lessee, recorded in Volume 972, Page 805 of the Official Records of Polk County, Texas.

Oil, Gas and Mineral lease dated October 11, 1994, from Janie Marsh Boutwell, Lessor, to Lobo Energy, Inc., Lessee, recorded in Volume 972, Page 807 of the Official Records of Polk County, Texas.

Oil, Gas and Mineral Lease dated October 20, 1994, from Susan Garvey Evans, Lessor to Lobo Energy, Inc., Lessee, recorded in Volume 972, Page 809 of the Official Records of Polk County, Texas.

Oil, Gas and Mineral Lease dated October 20, 1994, from Henrietta Elaine Garvey Jackson, Lessor, to Lobo Energy, Inc., Lessee, recorded in Volume 972, Page 811 of the Official Records of Polk County, Texas.

Oil, Gas and Mineral Lease dated October 20, 1994, from Tina Garvey Denison, Lessor, to Lobo Energy, Inc., Lessee, recorded in Volume 972, Page 813 of the Official Records of Polk County, Texas.

Oil, Gas and Mineral Lease dated October 7, 1994, from Frank M. Siler, Lessor, to Lobo Energy, Inc., Lessee, recorded in Volume 972, Page 815 of the Official Records of Polk County, Texas.

Oil, Gas and Mineral Lease from Black Stone Minerals, dated August 25, 1994, Memorandum of Oil and Gas Lease, recorded in Volume 947, Page 188, Official Records of Polk County, Texas.

Oil, Gas and Mineral Lease dated May 17, 1995, from Robert F. Mathews, et ux to Saratoga Resources, Inc., recorded in Volume 975, Page 454 of the Official Records of Polk County, Texas.

Oil, Gas and Mineral Lease dated May 11, 1995, from Louis Bond Hughes, as Independent Executor of the Estate of Emery H. Hughes, deceased, to Saratoga Resources, Inc., recorded in Volume 976, Page 849 of the Official Records of Polk County, Texas.

Oil, Gas and Mineral Lease dated May 17, 1995 from Ann W. Childs to Saratoga Resources, Inc., recorded in Volume 975, Page 450 of the Official Public Records of Polk County, Texas.

Oil, Gas and Mineral Lease dated May 17, 1995, from Richard Allen Williams, et ux to Saratoga Resources, Inc., recorded in Volume 975, Page 464 of the Official Public Records of Polk County, Texas.

Oil, Gas and Mineral Lease dated May 17, 1995, from Fain W. Phenicie to Saratoga Resources, Inc., recorded in Volume 975, Page 469 of the Official Public Records of Polk County, Texas.

Oil, Gas and Mineral Lease dated May 8, 1995, from Diane Elaine Garvey McFarland to Saratoga Resources, Inc., recorded in Volume 975, Page 473 of the Deed Records of Polk County, Texas.

Oil, Gas and Mineral Lease dated May 17, 1995, from Jennie Mathews, Trustee and Saratoga Resources, Inc., recorded in Volume 975, Page 477 of the Official Public Records of Polk County, Texas.

Oil, Gas and Mineral Lease dated May 17, 1995, from Fain M. Williams , et vir to Saratoga Resources, Inc., recorded in Volume 975, Page 481 of the Official Public Records of Polk County, Texas.

Oil, Gas and Mineral Lease dated May 17, 1995, from Gretchen W. Izett to Saratoga Resources, Inc., recorded in Volume 975, Page 485 of the Official Public Records of Polk County, Texas.

Oil, Gas and Mineral Lease dated June 1, 1995, from Coyladene C. McKean to Saratoga Resources, Inc., recorded in Volume 979, Page 204 of the Deed Records of Polk County, Texas.



MOORE'S ORCHARD FIELD


Oil and Gas Lease, as amended, dated September 23, 1924, between John M. Moore, et al, as Lessor, and Gulf Production Company, as Lessee, and recorded in Volume 102, Page 516-519 of Deed Records of Fort Bend County, Texas, INSOFAR AND ONLY INSOFAR as said lease covers leasehold rights from the surface down to the stratigraphic equivalent of 8,490 feet in 40.0 acres of land, more or less, around the Saratoga Resources - J. M. MOORE WELL NO. 7 located in the Heirs of Leonard Burknapp Survey,

A-109, and more particularly described in that certain Assignment and Agreement effective as of December 16, 1993, by and between Chevron U.S.A. Inc. and Saratoga Resources, Inc. and INSOFAR ONLY as such leasehold rights have not been previously assigned by Assignor.

Oil and Gas Lease, as amended, dated September 23, 1924, between John M. Moore, et al, as Lessor, and Gulf Production Company, as Lessee, and recorded in Volume 102, Page 516-519 of Deed Records of Fort Bend County, Texas INSOFAR AND ONLY INSOFAR as said lease covers leasehold rights from the surface down to the bottom of the EY-2A sand which sand is found at 7,962 feet in the Lobo Resources, Ltd. - J. M. MOORE #1 WELL located 825 feet FSL and 790 FEL of the
W. T. Lightfoot Survey, A-283, Fort Bend County, Texas, in and under 40.0 acres of land, more or less, which said 40 acres of land is more or less, and more particularly described in that certain Assignment and Agreement effective as of November 2, 1995, by and between Chevron U.S.A., Inc. and Saratoga Resources, Inc. and INSOFAR ONLY as such leasehold rights have not been previously assigned by Assignor.


                                 ROBINSON FIELD
                             FITZSIMMONS NO. 1 WELL
                              DUVAL COUNTY, TEXAS

              WORKING                                     NET REVENUE
              INTEREST                                      INTEREST
              --------                                      --------

              .1562500                                      .1171900


LEASE DESCRIPTION

The following described Oil, Gas and Mineral Leases:

         (1) Oil and Gas Lease dated August 10, 1992, by and between W. Dayton Hutchinson, et al, as Lessors, and James H. Hada, as Lessee, and recorded in Volume 136 at Page 646 of the Official Records of Duval County, Texas; and

         (2) Oil and Gas Lease dated August 10, 1992, by and between Patricia Fitzsimmons Brimhall and Arthur A. Brimhall, as Lessors, and James H. Hada, as Lessee, and recorded in Volume 136 at Page 676 of the Official Records of Duval County, Texas.

         INSOFAR as said leases cover the following described lands:

         All of Section 295, Abstract 30, Certificate No. 958, A. B. & M. Original Grantee, Duval County, Texas, limited to depths between the surface and down to 6,500 feet.

                           BOOTH RANCH (OLMOS) FIELD
                           MARIA BARREDA NO. 1-A WELL
                               WEBB COUNTY, TEXAS

              WORKING                                     NET REVENUE
              INTEREST                                      INTEREST
              --------                                      --------

             .3692554                                       .2954044


LEASE DESCRIPTION

That certain Oil, Gas and Mineral Lease dated February 22, 1972, by and between Maria Estella Barreda, a femme sole, Maria Natalie Barreda de Montemayor, a widow, and Maria Ana Real Estate, Ltd., individually and as Agents for the State of Texas, as Lessors, and Reese M. Rowling, as Lessee, which lease is recorded in Volume 420 at page 161 of the Deed Records of Webb County, Texas, INSOFAR as said lease covers the North half of Survey No. 36, in the name of M.G. De Garza, Original Grantee, Abstract No. 2731 in Webb County, Texas, more fully described as:

         Tract 1: 160 acres of land out of the North part of Survey No. 36, Abstract No. 2731, having as its Northwest and Northeast sides the Northwest and Northeast sides of said Survey No. 36 and having as its Southwest side a line parallel to and 2640 feet from said Northeast boundary line and having as its Southeast side a line parallel to and 2640 feet from said Northwest boundary line, SAVE and EXCEPT any part of said 160 acre tract which may be located in the South half of said Survey No. 36.

         Tract 2: The West half of the North half of Survey No. 36, Abstract No. 2731, SAVE and EXCEPT any portion thereof which may be located within the bounds of Tract 1 described above.



                            BOOTH RANCH (OLMOS FIELD
                          J. R. SAUNDERS NO. 1-B WELL
                               WEBB COUNTY, TEXAS


              INTEREST                                      INTEREST
              --------                                      --------

             .53198620                                     .42558896


LEASE DESCRIPTION

That certain Oil, Gas and Mineral Lease dated February 4, 1972, by and between
J. R. Saunders, Claudine Saunders Eisenhauer and husband, Milton Eisenhauer, as Lessors, and Reese M. Rowling, as Lessee, which lease in recorded in Volume 418, Page 74 of the Deed Records of Webb County, Texas INSOFAR as said lease covers the following described lands:

         322 acres of land, more or less, being all of Survey No. 38, in the name of M. Garza, Certificate No. 8115, Abstract No. 2865, sold to R.
         W. Roberson on September 15, 1911 and patented to R. S. and H. L. Roberson by Patent dated June 14, 1940, recorded in Volume 163, Page 3 of the deed Records of Webb County, Texas, SAVE AND EXCEPT the following described to tracts of land:

         Tract 1

         160 acres of land, more or less, out of the East part of Survey No. 38, said 160 acre tract being described as a rectangle commencing at a point in the Northeast boundary line of said Survey No. 38, which point is 2300 feet from the intersection of the Northeast side and Northwest side of said Survey No. 38. From this point of beginning

THENCE, approximately 2700 feet Southeasterly along said Northeast side of Survey No. 38 to the intersection of the Northeast side of Survey No. 38 and the Southeast side of Survey No. 38;

THENCE, in a Southwesterly direction along the Southeast side of Survey No. 38 for a distance of 2851 feet;

THENCE, in a Northwesterly direction and parallel to the Northeast side of Survey No. 38 for a distance of approximately 2700 feet;

THENCE, in a Northeasterly direction and parallel to the Southeast side of Survey 38 for a distance of 2581 feet and back to the PLACE OF BEGINNING.

         Tract 2

         160 acres of land, more or less, out of the north part of Survey No. 38, having as its northwest and northeast boundaries the northwest and northeast boundaries of Survey No. 38, and having as its southwest boundary a line parallel to and 3030 feet from said northeast boundary line, and having as its southeast boundary a line parallel to and 2300 feet from said northwest boundary line.



                           BOOTH RANCH (OLMOS) FIELD
                           J. R. SAUNDERS NO. 1 WELL
                               WEBB COUNTY, TEXAS

              WORKING                                     NET REVENUE
              INTEREST                                      INTEREST
              --------                                      --------

              .3692554                                      .2954044

LEASE DESCRIPTION

         That certain Oil, Gas and Mineral lease dated February 4, 1972, by and between J. R. Saunders, Claudine Saunders Eisenhauer and husband, Milton Eisenhauer, as Lessors, and Reese M. Rowling, as Lessee, which lease in recorded in Volume 418, Page 74 of the Deed Records of Webb County, Texas INSOFAR as said lease covers the following described lands:

         322 acres of land, more or less, being all of Survey No. 38, in the name of M. Garza, Certificate No. 8115, Abstract No. 2865, sold to R.
         W. Robertson on September 15, 1911 and patented to R. S. and H. L. Robertson by Patent dated June 14, 1940, recorded in Volume 163, Page 3 of the deed Records of Webb County, Texas, SAVE AND EXCEPT the following described to tracts of land:

         Tract 1

         160 acres of land, more or less, out of the East part of Survey No. 38, said 160 acre tract being described as a rectangle commencing at a point in the Northeast boundary line of said Survey No. 38, which point is 2300 feet from the intersection of the Northeast side and Northwest side of said Survey No. 38. From this point of beginning

THENCE, approximately 2700 feet Southeasterly along said Northeast side of Survey No. 38 to the intersection of the Northeast side of Survey No. 38 and the Southeast side of Survey No. 38;

THENCE, in a Southwesterly direction along the Southeast side of Survey No. 38 for a distance of 2851 feet;

THENCE, in a Northwesterly direction and parallel to the Northeast side of Survey No. 38 for a distance of approximately 2700 feet;

THENCE, in a Northeasterly direction and parallel to the Southeast side of Survey 38 for a distance of 2581 feet and back to the PLACE OF BEGINNING.



                           BOOTH RANCH (OLMOS) FIELD
                           J. R. SAUNDERS NO. 2 WELL
                               WEBB COUNTY, TEXAS


              WORKING                                     NET REVENUE
              INTEREST                                      INTEREST
              --------                                      --------

              .3156375                                      .2525120

LEASE DESCRIPTION

         That certain Oil, Gas and Mineral Lease dated February 4, 1972, by and between J. R. Saunders, Claudine Saunders Eisenhauer and husband, Milton Eisenhauer, as Lessors, and Reese M. Rowling, as Lessee, which lease in recorded in Volume 418, Page 74 of the Deed Records of Webb County, Texas INSOFAR as said lease covers the following described lands:

         322 acres of land, more or less, being all of Survey No. 38, in the name of M. Garza, Certificate No. 8115, Abstract No. 2865, sold to R.
         W. Robertson on September 15, 1911 and patented to R. S. and H. L. Robertson by Patent dated June 14, 1940, recorded in Volume 163, Page 3 of the deed Records of Webb County, Texas, INSOFAR as the following described tract of land:

         160 acres of land, more or less, out of the north part of Survey No. 38, having as its northwest and northeast sides the northwest and northeast sides of Survey No. 38, and having as its southwest side a line parallel to and 3030 feet from said northeast boundary line, and having as its southeast side a line parallel to and 2300 fee from said northwest boundary line.

                           BOOTH RANCH (OLMOS) FIELD
                        SAUNDERS-EISENHAUER  NO. 1 WELL
                               WEBB COUNTY, TEXAS

              WORKING                                     NET REVENUE
              INTEREST                                      INTEREST
              --------                                      --------

              .5546542                              .44372336

LEASE DESCRIPTION

That certain Oil, Gas and Mineral lease dated February 4, 1972, by and between Claudine Saunders Eisenhauer, joined by her husband, Milton Eisenhauer, Individually and as Agent for the State of Texas, as Lessors, and Reese M. Rowling, as Lessee, which lease covers the R. W. Robertson Survey No. 35, Abstract No. 2784, and is recorded in Volume 418, Page 83 of the Deed Records of Webb County, Texas, SAVE AND EXCEPT the following described 160 acre tract of land, to wit:

         160 acres of land in the form of a square out of the most westerly corner of Survey No. 35, each side thereof being 2640 feet in length, and being bounded on the northwest and southwest by the northwest and southwest boundary lines of Survey No. 35, respectively; and with the northeast boundary being parallel to and 2640 feet from the southwest boundary and with the southeast boundary being parallel to and 2640 feet from the northwest boundary.



                           BOOTH RANCH (OLMOS) FIELD
                        SAUNDERS-EISENHAUER  NO. 2 WELL
                               WEBB COUNTY, TEXAS

              WORKING                                     NET REVENUE
              INTEREST                                      INTEREST
              --------                                      --------

              .5677189                                      .4541752

LEASE DESCRIPTION

         That certain Oil, Gas and Mineral lease dated February 4, 1972, by and between Claudine Saunders Eisenhauer, joined by her husband, Milton Eisenhauer, Individually and as Agent for the State of Texas, as Lessors, and Reese M. Rowling, as Lessee, which lease covers the R. W. Robertson Survey No. 35, Abstract No. 2784, and is recorded in Volume 418, Page 83 of the Deed Records of Webb County, Texas, SAVE AND EXCEPT the following described 160 acre tract of land, to wit:

         160 acres of land in the form of a square out of the most westerly corner of Survey No. 35, each side thereof being 2640 feet in length, and being bounded on the northwest and southwest by the northwest and southwest boundary lines of Survey No. 35, respectively; and with the northeast boundary being parallel to and 2640 feet from the southwest boundary and with the southeast boundary being parallel to and 2640 feet from the northwest boundary.

                           LAS TIENDAS (OLMOS) FIELD
                              PALAFOX NO. A-2 WELL
                               WEBB COUNTY, TEXAS

              WORKING                                     NET REVENUE
              INTEREST                                      INTEREST
              --------                                      --------

             1.00000000                                    .77879062

LEASE DESCRIPTION

Oil and Gas Lease dated March 8, 1982, between Palafox Exploration Company, as Lessor, and Newton Oil & Gas Corporation, as Lessee, covering 640 acres, more or less, in Section 48, J. C. Jeffries Survey, Abstract 2793, as recorded in Volume 690, Page 105-114 of the Deed Records of Webb County, Texas, INSOFAR and ONLY INSOFAR as the same covers 160 acres of land described more fully as follows, to-wit:

A tract of land containing 160.0 acres, more or less, out of Section 48, J. C. Jeffries Survey, Abstract 2793, Webb County, Texas and being more particularly described as follows, to-wit:

BEGINNING at the northwest corner of Survey 47 and northeast corner of Survey 48 on the south line of Survey 42 for the northeast corner of this tract;

THENCE S. 20degrees 00' E. 2452.42' west line of Survey 47 and east line of Survey 48 to the southeast corner hereof;

THENCE S. 70degrees 00' W. 4075.83' to the southwest corner of this tract on the east line of Survey 49 and east line of Survey 48;

THENCE N. 20degrees 00' W. 577.42' with the east line of Survey 49 to the northeast corner of Survey 49 and westerly northwest corner of Survey 48 for the westerly northwest corner hereof;

THENCE N. 70degrees 00' E. 1613.89' with the south line of Survey 46, to the southeast corner of Survey 46, an interior corner of Survey 48 and this tract;

THENCE N. 20degrees 00' W. 1875.00' with the east line of Survey 46 to the southwest corner of Survey 42 and the northerly northwest corner of Survey 48 and this tract;

THENCE N. 70degrees 00' E. 2461.94' with the south line of Survey 42 to the place of beginning.


                           LAS TIENDAS (OLMOS) FIELD
                              PALAFOX NO. B-4 WELL
                               WEBB COUNTY, TEXAS

              WORKING                                     NET REVENUE
              INTEREST                                      INTEREST
              --------                                      --------

             1.0000000                                     .7000000

LEASE DESCRIPTION

That certain Oil and Gas Lease dated February 7, 1972, between Palafox Exploration Company, as Lessor, and W. L. Popejoy, as Lessee, covering 153 acres, more or less, in the M. Trevino Survey 89, A-2800, as recorded in Volume 417 Page 358 of the Deed Records of Webb County, Texas and more particularly described as follows:

BEGINNING at the Southeast corner of Survey 88 and most Southerly Southwest corner of Survey 89 on the North line of Survey 86 for the Southwest corner of this tract;

THENCE North 20 degrees West with the East line of Survey 88 at 3,541.67' pass the Northeast corner of Survey 88 and interior corner of Survey 89 and continuing same course 3,646.37' in all to the Northwest corner of this tract;

THENCE North 70 degrees East 1,827.78' with the West line of Survey 105 and Survey 104 and the East line of Survey 89 to the Northeast corner of Survey 86 and Southeast corner of Survey 89 and this tract;

THENCE South 70 degrees West 1,827.78' with the North line of Survey 86 and the south line of Survey 89 to the PLACE OF BEGINNING,

INSOFAR AND ONLY INSOFAR as said lands cover the depths and horizons between the surface thereof and a depth of 7,046'.



                           LAS TIENDAS (OLMOS) FIELD
                           MARIA BARREDA NO. 1-B WELL
                               WEBB COUNTY, TEXAS

              WORKING                                     NET REVENUE
              INTEREST                                      INTEREST
              --------                                      --------

              .5319862                                     .42558896

LEASE DESCRIPTION

         That certain Oil, Gas and Mineral Lease dated February 22, 1972, by and between Maria Estella Barreda, a femme sole, Maria Natalie Barreda de Montemayor, a widow, and Maria Ana real Estate, Ltd., Individually and as Agents for the State of Texas, as Lessors, and Reese M. Rowling, as Lessee, which lease is recorded in Volume 420 at page 161 of the deed Records of Webb County, Texas, INSOFAR as said lease covers the North half of Survey No. 36, in the name of M. G. De Garza, Original Grantee, Abstract No. 2731 in Webb County, Texas, more fully described as:

         Tract 1: 160 acres of land out of the North part of Survey No. 36, Abstract No. 2731, having as its Northwest and Northeast sides the Northwest and Northeast sides of said Survey No. 36 and having as its Southwest side a line parallel to and 2640 feet from said Northeast boundary line and having as its Southeast side a line parallel to and 2640 feet from said Northwest boundary line, SAVE and EXCEPT any part of said 160 acre tract which may be located in the South half of said Survey No. 36.

         Tract 2: The West half of the North half of Survey No. 36, Abstract No. 2731, SAVE and EXCEPT any portion thereof which may be located within the bounds of Tract 1 described above.





                          MARTIN RANCH (HOCKLEY) FIELD
                          HOFFMAN UNIT NOS. 1 & 2 WELL

                              DUVAL COUNTY, TEXAS

              WORKING                                     NET REVENUE
              INTEREST                                      INTEREST
              --------                                      --------

              .5100000                                      .3797500


LEASE DESCRIPTION

Oil & Gas Lease dated February 23, 1987, by and between Harold Hoffman, Margaret Hoffman Haegelin, Lillian Hoffman Stewart, Rosemary Hoffman Skaggs and
W. K. Hoffman, Jr., all individually and as Attorney-In-Fact for Barbara Haegelin Landrum, Bernard J. Haegelin, Harold Joe Hoffman, Jr., James Michael Luby, Ellen Luby Macklin and Mary Luby Hansen, Lessors, and Hunter Petroleum, Inc., as Lessee, recorded in Volume 54, Page 672, et seq., of the Official Records of Duval County, Texas covering 320 acres of land, more or less, located in the S.A. & M.G.R.R., Survey No. 109, A-539, approximately 4.5 miles SSW of San Diego, Duval County, Texas.



                          MARTIN RANCH (HOCKLEY) FIELD
                         HOFFMAN NOS. 2, 4 AND 5 WELLS
                              DUVAL COUNTY, TEXAS

              WORKING                                     NET REVENUE
              INTEREST                                      INTEREST
              --------                                      --------

              .5500000                                      .4070000



LEASE DESCRIPTION

Oil & Gas Lease dated February 23, 1987, by and between Harold Hoffman, Margaret Hoffman Haegelin, Lillian Hoffman Stewart, Rosemary Hoffman Skaggs and
W. K. Hoffman, Jr., all individually and as Attorneys-In-Fact for Barbara Haegelin Landrum, Bernard J. Haegelin, Harold Joe Hoffman, Jr., James Michael Luby, Ellen Luby Macklin and Mary Luby Hansen, Lessors, and Hunter Petroleum, Inc., as Lessee, recorded in Volume 54, Page 672, et seq., of the Official Records of Duval County, Texas covering 320 acres of land, more or less, located in the S.A. & M.G.R.R., Survey No. 109, A-539, approximately 5 miles SSW of San Diego, Duval County, Texas


                                 HEMPHILL FIELD
                              SABINE COUNTY, TEXAS


The following oil, gas and mineral leases:

(1) Oil, Gas and Mineral Lease dated September 1, 1994 by and between United States, Department of the Interior, Bureau of Land Management, as Lessor and United Oil & Minerals, Inc., as Lessee, covering Parcel No. 9407102 TX, being Tract S-2q-1, Parcel #2, containing 363.00 acres of land, more or less, out of and a part of the Henry Nichols Survey, Abstract 46.

(2) Oil, Gas and Mineral Lease dated September 1, 1994 by and between United States, Department of the Interior, Bureau of Land Management, as Lessor and United Oil & Minerals, Inc., as Lessee, covering Parcel No. 9407101 TX, being Tract S-2q-1,

           Parcel #1, containing 220.00 acres of land, more or less, out of and a part of the Henry Johnson Survey, Abstract 401.

(3) Oil, Gas and Mineral Lease dated August 1, 1994 by and between Temple-Inland F.P.C., as Lessor, and Saratoga Resources, Inc., as Lessee, covering 460.393 acres, more or less, located in the J. W. Caldwell Survey, A- 296, C. W. Conner Survey, A-262 and Walter Hughes Survey, A-24 as further described in said lease, recorded in Volume 47, Page 462.

(4) Oil, Gas and Mineral Lease dated August 1, 1994 by and between Temple-Inland F.P.C., as Lessor, and Saratoga Resources, Inc., as Lessee, covering 399.683 acres, more or less, located in the William Arledge Survey, A- 259, Jesse Lowe Survey, A-147 and the Eli Lowe Survey, A-34, and the H.E. & W.T. R.R. Survey, A-269, as further described in said lease, recorded in Volume 47, Page 479.

(5) Oil, Gas and Mineral Lease dated August 1, 1994 by and between Temple-Inland F.P.C., as Lessor, and Saratoga Resources, Inc., as Lessee, covering 332.873 acres, more or less, located in the Jesse Lowe Survey, A-147, the Eli Lowe Survey, A-34, and the J. A. Watson Survey, A-477, as further described in said lease, recorded in Volume 47, Page 496.

(6) Oil, Gas and Mineral Lease dated August 1, 1994 by and between Temple-Inland F.P.C., as Lessor, and Saratoga Resources, Inc., as Lessee, covering 453.534 acres, more or less, located in the William Arledge Survey, A- 259, and the J. F. Clark Survey, A-380, as further described in said lease, recorded in Volume 47, Page 513.

(7) Oil, Gas and Mineral Lease dated August 1, 1994 by and between Temple-Inland F.P.C., as Lessor, and Saratoga Resources, Inc., as Lessee, covering 319.014 acres, more or less, located in the William Arledge Survey, A- 259, H.E. & W.T. R.R. Co. Survey A-269, Jesse Lowe Survey, A-147, and the Eli Low Survey, A-34, as further described in said lease, recorded in Volume 47, Page 530.

(8) Oil, Gas and Mineral Lease dated August 1, 1994 by and between Temple-Inland F.P.C., as Lessor, and Saratoga Resources, Inc., as Lessee, covering 502.655 acres, more or less, located in the J. W. Caldwell Survey, A- 296, William Arledge Survey, A-259, and the Walter Hughes Survey, A-24, as further described in said lease, recorded in Volume 47, Page 547.

(9) Oil, Gas and Mineral Lease dated September 1, 1994 by and between United States, Department of the Interior, Bureau of Land Management, as Lessor and Baker Exploration Co., et al, as Lessee, covering a portion of Tract S-2k-I, identified as Parcel #13 containing 913.77 acres of land, more or less, being part of the Walter Hughes Survey, A-24, recorded in Volume 49, Page 163.

(10) Oil, Gas and Mineral Lease dated September 1, 1994 by and between United States, Department of the Interior, Bureau of Land Management, as Lessor and Baker Exploration Co., et al, as Lessee, covering a portion of Tract S-2k-II, identified as Parcel #2 containing 694.38 acres of land, more or less, embracing in part the Eli Lowe Survey, A-34, and the William M. Arledge Survey, A-259, recorded in Volume 49, Page 170.

(11) Oil, Gas and Mineral Lease dated September 1, 1994 by and between United States, Department of the Interior, Bureau of Land Management, as Lessor and Baker Exploration Co., et al, as Lessee, covering a portion of Tract S-2k-II, identified as Parcel #4 containing 548.62 acres of land, more or less, embracing in whole the H.E. & W.T. R.R. Survey No. 1, A-269.

(12) Oil, Gas and Mineral Lease dated September 1, 1994 by and between United States, Department of the Interior, Bureau of Land Management, as Lessor and Baker Exploration Co., et al, as Lessee, covering all of Tract S-2k- XI, containing 595.32 acres of land, more or less, embracing in whole the Hugh Milligan Patented Survey, A-161.

(13) Oil, Gas and Mineral Lease dated March 1, 1992 by and between United States, Department of the Interior, Bureau of Land Management, as Lessor and John F. Hafner & Associates, as Lessee, being all that certain Tract S-2o or parcel of land containing 110.00 acres, more or less, lying and being in Sabine County, Texas, on the waters of Housen Bayou, a tributary of Sabine River, lying entirely within the John Haley Survey, A-20, dated February 25, 1835, and conveyed to the United States by Temple Lumber Company in a deed dated January 9, 1936, and recorded in Volume 39, Page 293-387.

(14) Oil, Gas and Mineral Lease dated March 1, 1992 by and between United States, Department of the Interior, Bureau of Land Management, as Lessor and John F. Hafner & Associates, as Lessee, being all that certain Tract S-2N or parcel of land containing 142.00 acres, more or less, lying and being in Sabine County, Texas, on the waters of Housen Bayou, a tributary of Sabine River, lying entirely within the Hamp Bush Survey, A-307, dated January 17, 1885, and conveyed to the United States by Temple Lumber Company in a deed dated January 9, 1936, and recorded in Volume 39, Page 293-387.



                              TOMAS (OLMOS) FIELD
                                 PALAFOX WELLS
                               WEBB COUNTY, TEXAS


                               LEASE DESCRIPTION



The following oil, gas and mineral leases:

(1) Oil, Gas and Mineral Lease dated February 14, 1972, by and between PALOFOX EXPLORATION COMPANY invidivually and as agent for the STATE OF TEXAS, as Lessor, and W. L. POPEJOY, as Lessee, which lease is recorded in Volume 418 at Page 330 of the Deed Records of Webb County, Texas.

(2) Oil, Gas and Mineral Lease dated February 14, 1972, by and between PALOFOX EXPLORATION COMPANY invidivually and as agent for the STATE OF TEXAS,

          as Lessor, and W. L. POPEJOY, as Lessee, which lease is recorded in Volume 418 at Page 334 of the Deed Records of Webb County, Texas; and

(3) Oil, Gas and Mineral Lease dated February 14, 1972, by and between PALOFOX EXPLORATION COMPANY invidivually and as agent for the STATE OF TEXAS, as Lessor, and W. L. POPEJOY, as Lessee, which lease is recorded in Volume 418 at Page 338 of the Deed Records of Webb County, Texas.

Palafox #1
Insofar as the above-described oil, gas and mineral leases are located in
Section 43, L.T. & B Survey, A-233, Webb County, Texas.
    Working Interest   .8665690          Net Revenue Interest   .73225081


Palafox #2
Insofar as the above-described oil, gas and mineral leases are located in
Section 46, P. Bustamente Survey, A-2706, Webb County, Texas.
     Working Interest   .9000000          Net Revenue Interest   .7605000

Palafox #3
Insofar as the above-described oil, gas and mineral leases are located in
Section 45, S. Bustamente Survey, A-2707, Webb County, Texas.
     Working Interest   .9000000          Net Revenue Interest   .7605000

Palafox #4
Insofar as the above-described oil, gas and mineral leases are located in
Section 44, Z. Villarreal Survey, A-2805, Webb County, Texas.
     Working Interest   .9000000          Net Revenue Interest   .7605000

Palafox #5
Insofar as the above-described oil, gas and mineral leases are located in
Section 7, L.T. & B. Survey, A-2333, Webb County, Texas.
     Working Interest   .9000000          Net Revenue Interest   .7605000

Palafox #7
Insofar as the above-described oil, gas and mineral leases are located in
Section 8, L.T. & B. Survey, A-2334, Webb County, Texas.
     Working Interest   .9000000          Net Revenue Interest   .7605000

Palafox Nos. 3I and 7

Oil, Gas and Mineral Lease dated October 23, 1967, by and between Palafox Exploration Company as Lessor, and J. Donald Jordan as Lessee, recorded in Volume 357, Page 371, Webb County, Texas, and more fully described in said lease.
     Working Interest   .1250000          Net Revenue Interest   .0937500


ANGELINA COUNTY, TEXAS


Mobil
Leases                            Volume     Page           Lessor
- ------                            ------     ----           ------
TX-52664                          791        480            Julianne Flournoy Johnson et vir.

TX-52665                          791        508            Ruby Pitre Flournoy et al.

TX-52668A                         791        683            Thomas G. Flournoy et al.

                   The assignment in this lease is limited to Tracts one, two, nine, and eleven.  The assignment does not include Tracts three, four, five, six, seven, and eight of the lease.

TX-52668B                         791        678            Robert Flournoy et al.


                   The assignment in this lease is limited to Tracts one, two, four, and five.  The assignment does not include Tract three of the lease.

TX-52674                          791        692            Don M. Flournoy et ux.

                   The assignment in this lease is limited to Tract one and does not include Tracts two and three of the lease.

ALL OTHER RIGHT, TITLE AND INTEREST OF ASSIGNOR OF WHATEVER KIND OF CHARACTER ASSOCIATED WTH THE ABOVE LISTED LEASES (WHETHER NOW OWNED OR HEREAFTER ACQUIRED BY OPERATION OF LAW OR OTHERWISE) IN AND TO (I) THE OIL, GAS AND/OR MINERAL LEASES OR OTHER AGREEMENTS DESCRIBED HEREIN, (II) THE LANDS DESCRIBED OR REFERRED TO HEREIN (OR DESCRIBED IN ANY OF THE INSTRUMENTS DESCRIBED OR REFERRED TO HEREIN), WITHOUT REGARD TO ANY LIMITATIONS AS TO SPECIFIC LANDS OR DEPTHS THAT MAY BE SET FORTH HEREIN, OR IN ANY OF THE LEASES OR OTHER AGREEMENTS DESCRIBED HEREIN. INCLUDING BUT NOT LIMITED TO ALL RIGHTS TO SALT WATER INJECTION WELLS, AND WATER SUPPLY WELLS OR ASSOCIATED WITH THESE LANDS, ALL WELL EQUIPMENT, ALL PRODUCTION RELATED EQUIPMENT AND ALL PIPELINES AND RIGHTS ASSOCIATED THEREWITH.